                                                              Rule 497(e)
                                                              File No. 333-03963

                       STATEMENT OF ADDITIONAL INFORMATION
                                    FOR THE
        ALLOCATOR 2000 FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY POLICY

                                   Offered by

                     Acacia National Life Insurance Company




This Statement of Additional Information expands upon subjects discussed in the Prospectus for the Allocator 2000 Flexible Premium Deferred Variable Annuity Policy ("Policy") offered by Acacia National Life Insurance Company ("ANLIC") and funded by Acacia National Variable Annuity Separate Account II ("Variable Account"). You may obtain a copy of the Prospectus dated May 1, 1998, by writing to ANLIC's Service Office, P.O. Box 79574, Baltimore, Maryland 21279-0574 or by telephoning 1-800-369-9407. The Prospectus is available in both printed and digital formats. Terms used in the Prospectus are incorporated into this Statement of Additional Information.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE POLICY.


             Dated: May 1, 1998, as supplemented November 6, 1998

                                TABLE OF CONTENTS

                                                                         Page
                                                                         ----
GENERAL PROVISIONS.....................................................    3
         The Policy....................................................    3
         Misstatement of Age or Sex....................................    3
         Nonparticipating..............................................    3
         Periodic Reports..............................................    3
         Policy Dates..................................................    3
         Termination...................................................    4
         Owner and Joint Owner.........................................    4
         Beneficiary Change............................................    4
         Assignment....................................................    4
         Delay or Suspension of Payments...............................    4
ACCUMULATION UNITS.....................................................    5
         Accumulation Units............................................    5
         Net Investment Factor.........................................    5
FIXED ACCOUNT..........................................................    6
         General Description...........................................    6
         Transfer Limitation...........................................    7
         Fixed Account Value...........................................    7
SURRENDER CHARGE CALCULATIONS..........................................    7
PERFORMANCE DATA CALCULATIONS..........................................    9
         Social Money Market Sub-account's Yield Calculation...........    9
         Other Sub-accounts' Yield Calculations........................    10
         Standardized Average Annual Total Return Calculations.........    10
         Non-Standardized Return Calculations..........................    11
         Cumulative Total Return Calculations..........................    11
PERFORMANCE FIGURES....................................................    11
FEDERAL TAX MATTERS....................................................    14
         Taxation of ANLIC.............................................    14
         Tax Status of the Policies....................................    14
         Withholding...................................................    14
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS......................    15
DISTRIBUTION OF THE POLICIES...........................................    15
STATE REGULATION.......................................................    16
RECORDS AND REPORTS....................................................    16
LEGAL MATTERS..........................................................    16
EXPERTS................................................................    16
OTHER INFORMATION......................................................    16
FINANCIAL STATEMENTS...................................................    16

     Throughout this Statement of Additional Information, the words "us", "we", "our", and "ANLIC" refer to Acacia National Life Insurance Company, and the words "you", "your", and "Owner" refer to the policy owner.


                               GENERAL PROVISIONS

THE POLICY

     The Policy is a flexible premium deferred variable annuity policy.

     (a) The Policy may be purchased on a non-tax qualified basis ("Nonqualified Policy"). The Policy may also be purchased and used in connection with retirement plans or individual retirement accounts that qualify for favorable federal income tax treatment ("Qualified Policy").

     (b)  Before  we  will  issue  a  Policy,   we  must   receive  a  completed
          application. A minimum Premium Payment of $300 during the first Policy year is required.

     (c) The Policy, the application and any applicable riders are the entire contract. Only our Elected Officers can agree to change or waive any provisions of the Policy. Any change or waiver must be in writing and signed by such Elected Officers.


MISSTATEMENT OF AGE OR SEX

     If the age or sex of the Annuitant has been misstated, the benefits payable under the Policy will be equal to the benefits which the Premium Payments would have provided for the correct age or sex (if such distinction based upon sex is allowed by law).

     We may require proof of the age of the Annuitant before making any Annuity Payments under the Policy.

     If a misstatement of age or sex results in monthly income payments that are too large, the overpayments will be deducted from future payments. If we have made payments that are too small, the underpayment will be added to the next payment. Adjustments for overpayments or underpayment will include the compound interest rate used to determine the Annuity Payments.


NONPARTICIPATING

     No dividends will be paid. Neither you nor the Beneficiary will have the right to share in our surplus earnings or profits.


PERIODIC REPORTS

     At least once each Policy year, we will send you a statement showing your Policy Account Value as of a date not more than two months prior to the date of mailing. We will also send such statements as may be required by applicable state and federal laws, rules, and regulations.


POLICY DATES

     Policy months, years and Policy Anniversaries are measured from the Policy Date shown on the Policy.

TERMINATION

     The Policy will remain in force until surrendered for its Surrender Value, Annuity Payments begin, or the Death Benefit has been paid.

     After the first five Policy years, we may cancel the Policy if for two subsequent years you have not made any Premium Payments and the Policy Account Value is less than $2,000 or would provide for less than $20 monthly payments under any Annuity Payment Option. We will then pay you the Surrender Value in one lump sum.


OWNER AND JOINT OWNER

     The Owner is the individual named as such in the application or in any later change shown in ANLIC's records. There may be Joint Owners. Prior to the Maturity Date and during any Annuitant's lifetime, only the Owner has the right to receive all benefits and may exercise the rights under this Policy. If there are Joint Owners, the signatures of both Owners are needed to exercise rights under the Policy. Joint Owners are not permitted for Policies issued in connection with Qualified Plans.

     If the Annuitant is not an Owner and the Annuitant dies before the Maturity Date, the Owner may name a new Annuitant. If the Owner doesn't name a new Annuitant, the Owner will become the Annuitant. If one of the Joint Annuitants dies prior to the Maturity Date, the survivor shall become the sole Annuitant.


BENEFICIARY CHANGE

     Unless the Beneficiary is irrevocable, you may change the named Beneficiary by sending a written request in a form acceptable to us to our Service Office. If the named Beneficiary is irrevocable, you may change the named Beneficiary only by joint written request from you and such named Beneficiary.

     You need not send us the Policy unless we request it. When recorded and acknowledged by us, the change will be effective as of the date you signed the request. The change will not apply to any payments made or other action taken by us before we recorded and acknowledged the request.


ASSIGNMENT

     You may assign the Policy as collateral, unless prohibited elsewhere in the Prospectus or in the Policy itself. We will not be bound by the Assignment until a copy is filed with us. We assume no responsibility for determining whether an Assignment is valid or the extent of the assignee's interest.

     No Beneficiary may assign any benefits under the Policy until they are due and, to the extent permitted by law, payments are not subject to the debts of any Beneficiary nor to any judicial process for payment of the Beneficiary's debts.


DELAY OR SUSPENSION OF PAYMENTS

     We will normally pay a surrender or withdrawal within seven days after we receive your Written Request in our Service Office. However, transfers and payment of any amount from the Sub-accounts may be delayed or suspended whenever:

     (a) the New York Stock Exchange is closed other than customary weekend and holiday closing, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission ("SEC");

     (b)  the SEC by order permits postponement for the protection of Owners; or

     (c) an emergency exists, as determined by the SEC, as a result of which disposal of the securities held in the Sub-accounts is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets.

     Payment of any amounts from the Fixed Account may be deferred for up to six months from the date of the request to surrender. If payment is deferred for more than 30 days, we will pay interest on the amount deferred at a rate not less the Guaranteed Minimum Interest Rate.

     Payments under the Policy of any amounts derived from Premium Payments paid by check may be delayed until such time as the check has cleared your bank.


                               ACCUMULATION UNITS

ACCUMULATION UNITS

     An Accumulation Unit is an accounting unit of measure used to calculate the value of your interest in the Sub- accounts. The net portion of a Premium Payment that you allocate to a Sub-account is credited as Accumulation Units in that Sub-account. Similarly, the value that you transfer to a Sub-account is credited as Accumulation Units in that Sub- account. The number of Accumulation Units to be credited to the Policy for each Sub-account is determined by dividing (1) the net Premium Payments allocated to each Sub-account by (2) the Accumulation Unit Value for that Sub-account for the Valuation Period during which we received the Premium Payment or transfer request at our Service Office, or in the case of the initial Premium Payment, for the Valuation Period during which the Application is accepted.

     The initial value of an Accumulation Unit for each Sub-account was arbitrarily set at ten dollars ($10) when the first investments were bought, except for the Social Money Market Sub-account which was set at one dollar ($1). The value for any later Valuation Period is determined by multiplying the Accumulation Unit Value for a Sub-account for the last prior Valuation Period by such Sub-account's "net investment factor" for the following Valuation Period. Like the Policy Account Value, the value of an Accumulation Unit may increase or decrease from one Valuation Period to the next.


NET INVESTMENT FACTOR

     The "net investment factor" is an index that measures the investment performance of a Sub-account from one Valuation Period to the next. The net investment factor may be greater or less than one, so the value of a Sub-account may increase or decrease.

     The net investment factor for each Sub-account for any Valuation Period is determined by dividing (a) by (b), where:

     (a) is the net result of:

          (1) the net asset value per share of the Portfolio shares held in the Sub-account determined as of the end of the current Valuation Period; plus

          (2) the per share amount of any dividend or capital gain distributions made by the Portfolio on shares held in the Sub-account, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

          (3) a per unit charge or credit for any taxes incurred by or reserved for in the Sub-account, which is determined by ANLIC to have resulted from the maintenance of the Sub-account; and

     (b)  is the net result of:

          (1)  the net asset value per share of the Portfolio shares held in the
               Sub-account,   determined  as  of  the  end  of  the  immediately
               preceding Valuation Period; plus or minus

          (2) the per unit charge or credit for any taxes reserved for the immediately preceding Valuation Period.


                                  FIXED ACCOUNT

     The Prospectus and this Statement of Additional Information are generally intended to serve as a disclosure document only for the Policy and the Variable Account. For complete details regarding the Fixed Account, see the Policy itself.

     Premium Payments allocated and amounts transferred to the Fixed Account become part of the General Account assets of ANLIC. Interests in the General Account have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), nor is the General Account registered as an investment company under the Investment Company Act of 1940 Act, as amended (the "1940 Act"). Accordingly, neither the General Account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts, and ANLIC has been advised that the staff of the SEC has not reviewed the disclosures in this Prospectus which relate to the Fixed Account.


GENERAL DESCRIPTION

     The General Account consists of all assets owned by ANLIC other than those in the Variable Account and other separate accounts. Subject to applicable law, ANLIC has sole discretion over the investment of the assets in the General Account.

     The General Account is supported by ANLIC's assets that are held in the General Account. Premium Payments applied and any amounts transferred to the General Account are credited with a fixed rate of interest for a specified period. This is the account known as the "Fixed Account".

     The allocation of Premium Payments and/or transfer of Policy Account Value to the Fixed Account does not entitle an Owner to share in the investment experience of the General Account. Instead, the guaranteed interest rate used in the calculation of the Fixed Account Value is the amount stated in the Policy, compounded annually, or any higher amount of interest in excess of the guaranteed rate may be used in the calculation of the Fixed Account Value at such times and in such a manner as we may determine. Interest rates will be determined on no less than an annual basis.

     Prior to the Maturity Date, you may elect to allocate net Premium Payments to the Fixed Account or to transfer Policy Account Value to or from the Fixed Account (subject to certain restrictions upon transfers from the Fixed Account, as discussed, below).

TRANSFER LIMITATION

     The maximum amount allowed to be transferred out of the Fixed Account during one Policy Year is 100% of Fixed Account interest accrued since the last Policy Anniversary, plus 10% of:

     (1) Account Value of the Fixed Account as of the last Policy Anniversary; plus
     (2) Deposits and transfers made into the Fixed Account since the last Policy Anniversary; minus
     (3) All partial withdrawals from the Fixed Account since the last Policy Anniversary.

     You may also elect to systematically reallocate all interest generated from the Fixed Account into the Sub-accounts of the Variable Account on an interest only basis according to your allocation election. (See "Interest Sweep Program" in the Prospectus.)


FIXED ACCOUNT VALUE

     We will credit all net Premium Payments allocated to the Fixed Account to your Fixed Account Value. The Fixed Account Value at any time equals:

     (1)  The net Premium Payments allocated to the Fixed Account; plus
     (2) The total of all amounts transferred to the Fixed Account from the Variable Account; minus
     (3) The total of all amounts transferred from the Fixed Account to the Variable Account, minus
     (4)  The total of all Policy fees attributable to the Fixed Account; minus
     (5) The total of all partial withdrawals from the Fixed Account (including any Surrender Charges); plus
     (6)  Interest.

     ANLIC'S MANAGEMENT HAS COMPLETE AND SOLE DISCRETION TO DETERMINE THE CURRENT INTEREST RATES. ANLIC CANNOT PREDICT OR GUARANTEE THE LEVEL OF FUTURE
CURRENT INTEREST RATES, EXCEPT THAT ANLIC GUARANTEES THAT FUTURE CURRENT INTEREST RATES WILL NOT BE BELOW AN EFFECTIVE RATE OF 4% PER YEAR COMPOUNDED ANNUALLY. THE OWNER BEARS THE RISK THAT CURRENT INTEREST RATES WILL NOT EXCEED AN EFFECTIVE RATE OF 4% PER YEAR.


                          SURRENDER CHARGE CALCULATIONS

     Owners may, prior to the earlier of the Maturity Date or death, withdraw 100% of earnings since the last Policy Anniversary in all Sub-accounts and the Fixed Account free of Surrender Charges. Additionally, Owners may also withdraw free of Surrender Charges up to 10% of the Policy Account Value as of the last Policy Anniversary, plus 10% of (1) deposits since the last Policy Anniversary minus (2) withdrawals since the last Policy Anniversary.

     Upon a partial withdrawal, surrender, or annuitization, we will apply the Surrender Charge percentage shown below to those Premium Payments received within five years of the partial withdrawal, surrender or annuitization date. After the free amounts are determined, the calculation will be based on a first-in, first-out basis.

     Surrender Charges are assessed on Premium Payments made within five years of a surrender or partial withdrawal. To determine the Surrender Charge for a particular Premium Payment, the Surrender Charge percentage is multiplied by the Premium Payment less any withdrawals previously allocated to the Premium Payment. The total Surrender Charge is then determined by summing the previous result over all Premium Payments used in the calculation. The Surrender Charge will be based on the excess of the surrender amount over the Free Withdrawal Amounts. This excess is distributed over the Premium Payments on a first-in, first-out basis until the excess is exhausted. Partial withdrawals will be charged based on the above method. There are no Surrender Charges assessed on distributions made upon the death of the Owner. The Surrender Charge percentages are as follows:

                    Years 1-3........................... 8%
                    Year 4.............................. 6%
                    Year 5.............................. 4%
                    Year 6.............................. 0%

                                    Example:

                                Premium Payments:
                                 02/10/90 $4,000
                                 12/10/90 $1,000
                                 06/02/91 $1,500
                                 08/21/92 $3,000
                                 10/02/95 $2,000
                                 01/12/95 $1,000

WITHDRAWAL ONE - 05/12/92



     Requested Withdrawal Amount (not including                        $3,000.00
     the Surrender Charge)
     Policy Account Value (before withdrawal)                           7,114.45
     Policy Year Gain (free of charge)                                    109.22
     Gross Premium Payments                                             6,500.00
     10% Free Withdrawal Amount           6,500 X 0.10 =                  650.00
     Total Free Amount                    109.22 + 650 =                  759.22
     Non-Free Amount                    3,000 - 759.22 =                2,240.78



                                                 Surrender        Surrender
Premium Payment                                   Charge %          Charge
---------------                                  ---------        ---------

$4,000                                  x           .08         =       320.00
$1,000                                  x           .08         =        80.00
$1,500                                  x           .08         =       120.00
Total Surrender Charge                                                  520.00
Partial Surrender Charge                  (2,240.78/.92) x .08  =       194.85
Total Withdrawal                                                      3,194.85
Policy Account Value (after withdrawal)                               3,919.60


     Only those Premium Payments made before May 12, 1992 will be used to determine the Surrender Charge. The $3,000 withdrawal is less than the first Premium Payment, therefore, we will use the Surrender Charge percentage on that Premium Payment. However, it seems that we are applying one surrender Charge percentage for all premiums. The reason is that the Surrender Charge for the first three years is 8%.

     Assume that your Policy Account Value is split among four Sub-accounts in the following proportions:



Sub-account 1          $    784.02                   .1102%
Sub-account 2             3,111.15                   .4373%
Sub-account 3             1,730.23                   .2432%
Sub-account 4             1,489.05                   .2093%
                          --------                   ------
                        $ 7,114.45                   1.000%


     The process for allocating the Surrender Charge among the Sub-accounts is as follows:


      .1102 Sub-account 1      $    784.01     - 12.04 =       $     771.97
      .4373 Sub-account 2         3,111.15     - 47.76 =           3,063.39
      .2432 Sub-account 3         1,730.23     - 26.56 =           1,703.67
      .2093 Sub-account 4         1,489.05     - 22.86 =           1,466.19
      .1102 Sub-account 1           771,97     - 71.63 =             700.34
      .4373 Sub-account 2         3,063.39    - 284.25 =           2,779.14
      .2432 Sub-account 3         1,703,67    - 158.08 =           1,545.59
      .2093 Sub-account 4         1,466.19    - 136.04 =           1,330.15
      .1102 Sub-account 1           700.34  -   268.41 =             431.93
      .4373 Sub-account 2         2,779.14  - 1,065.10 =           1,714.04
      .2432 Sub-account 3         1,545.59  -   592.35 =             953.25
      .2093 Sub-account 4         1,330.15  -   509.78 =             820.38
                                                                 $ 3,919.60


                          PERFORMANCE DATA CALCULATIONS

     We may advertise the yield and effective yield of the Social Money Market Sub-account. In addition, we may advertise yield and total returns for other Sub-accounts. All performance data calculations for the Sub-accounts will be in accordance with SEC rules and regulations.


SOCIAL MONEY MARKET SUB-ACCOUNT'S YIELD CALCULATION

     In accordance with regulations adopted by the SEC, if we disclose the annualized yield of the Social Money Market Sub-account for a seven-day period, it is required to be in a manner which does not take into consideration any realized or unrealized gains or losses of the CS Money Market Portfolio or on its portfolio securities. The annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one Accumulation Unit of the Social Money Market Sub-account at the beginning of the seven-day period, dividing the net change in the value of the Sub-account by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in Sub-account Value reflects the deduction for the Mortality and Expense Risk Charge and the Administrative Expense Charge as well as income and expenses accrued during the period. Because of these deductions, the yield for the Social Money Market Sub-account will be lower than the yield for the CS Money Market Portfolio.

     The SEC also permits us to disclose the effective yield of the Social Money Market Sub-account for the same seven-day period, determined on a weekly-compounded basis. The effective yield is calculated by compounding the base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result according to the following formula:

          Effective Yield  =  [(Base period return + 1) 365/7 ] - 1

     The actual yield of the Social Money Market Sub-account is affected by: (l) changes in interest rates on money market securities; (2) the average portfolio maturity of the CS Money Market Portfolio; (3) the types and quality of securities held by the CS Money Market Portfolio; and (4) its operating expenses. The yield on amounts held in the Social Money Market Sub-account normally will fluctuate on a daily basis. Therefore, the disclosed yields for any given past period is not an indication or representation of future yields or rates of return.

OTHER SUB-ACCOUNTS' YIELD CALCULATIONS

     We may from time to time advertise or disclose the annualized yield for each Sub-account other than the Social Money Market Sub-account for 30-day (or one-month) periods. Calculation of the yield of a Sub-account begins with the income generated by an investment in the Sub-account over a specific 30-day (or one-month) period. This income is then annualized. That is, the amount of income generated by the investment during that 30-day (or one-month) period is assumed to be generated during, and reinvested at the end of, each such period over a 360-day (or twelve-month) year. The 30-day (or one-month) yield is calculated according to the following formula:

          Yield  =  2[(a-b/cd + 1)6  - 1]

where

a = net investment income earned during the period by the Portfolio attributable to shares owned by the Sub-account;
b = expenses accrued for the period (net of reimbursements);
c = the  average  daily  number of  Accumulation  Units  outstanding  during the period; and
d = the maximum offering price per Accumulation Unit (i.e., net asset value per Accumulation Unit) on the last day in the period.

     Because of the charges and deductions imposed by the Variable Account, the yield for a Sub-account will be lower than the yield for its corresponding Portfolio. The yield calculations do not reflect the effect of any premium taxes or Surrender Charge that may be applicable to a particular Policy. Surrender Charges range from 8% to 0% of the Premium Payments included in the withdrawal, depending on the number of years since each Premium Payment was received. The yield on amounts held in the Sub-accounts normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A Sub-account's actual yield is affected by the types and quality of the Portfolio's investments and the Portfolio's operating expenses.


STANDARDIZED AVERAGE ANNUAL TOTAL RETURN CALCULATIONS

     For each Sub-account, we may advertise standardized average annual total return calculated as prescribed by the rules of the SEC. The calculation assumes a single $1,000 Premium Payment made at the beginning of the stated period and a surrender at the end of the period. The ending redeemable value (i.e., the Surrender Value) reflects all recurring fees that are charged to Owner accounts, including the Annual Policy Fee, Administrative Expense Charge and Mortality and Expense Risk Charge, and any applicable Surrender Charge.

     Quotations of average annual total return are computed by finding the average annual compounded rates of return over a period of one, three, five, and ten years (or, if less, up to the life of the Portfolio), and up to the life of the Sub- Account that would equate the initial amount invested to the ending redeemable value, according to the following formula:

          P(1 + T)n     =  ERV
where

P =   a hypothetical  initial Premium Payment of $1,000;
T =   average annual total return;
n =   number of years in the period; and
ERV = ending redeemable value of a hypothetical $1,000 Premium Payment made at the beginning of the period (or fractional portion thereof).

NON-STANDARDIZED RETURN CALCULATIONS

     In  addition  to  the  standardized  calculation  described  above,  we may disclose non-standardized total returns and non-standardized average annual total returns for each Sub-account. Like the standardized calculation, non-standardized calculations assume a single $1,000 Premium Payment made at the beginning of the stated period. However, non- standardized calculations do not assume a surrender at the end of the period or reflect recurring separate account charges. Non-standardized total returns represent the percentage change in Accumulation Unit Value with respect to periods of one year or less.
Non-standardized average annual total returns represent the average annual change in Accumulation Unit Value over the stated period. For periods of one year or less, the two non-standardized rates of return are equal. For periods greater than one year, the non-standardized average annual total return is the effective annual compounded rate of return.


CUMULATIVE TOTAL RETURN CALCULATIONS

     We may from time to time also disclose cumulative total return for each Sub-account. Cumulative total return is non-standardized and unaveraged. It reflects the simple percentage change in value of a hypothetical investment in a Sub-account over the stated period. Cumulative total return is calculated using the following formula:

          CTR = (ERV / P) - 1

 where

CTR = the cumulative total return net of Sub-account  recurring charges for the period;
ERV = ending redeemable value of a hypothetical  $1,000 Premium Payment made at the beginning of the period (or fractional portion thereof); and
P   = a hypothetical initial Premium Payment of $1,000.


                               PERFORMANCE FIGURES

     The performance information provided in the tables below is as of December 31, 1997, and reflects only the performance of a Policy's allocation to the Sub-accounts during the time period on which the calculations are based. For periods prior to the inception date of a Sub-account, performance information represents hypothetical returns based on the performance of the corresponding Portfolio and the assumption that the Sub-account had been in existence for the period indicated. All returns for periods greater than one year are annualized. Performance information provided for any given past period is not an indication or representation of future rates of return.

Standardized Average Annual Total Return - reflects historical investment results based on a $1,000 hypothetical investment over the period indicated, less separate account and underlying charges. The separate account charges include an annual policy fee, an administrative expense charge, a mortality and expense risk charge, and any surrender charge applicable if an owner surrendered the policy at the end of the period indicated. The underlying portfolio charges include management fees and other operating expenses.



                                                 SUBACCOUNT   PORTFOLIO                                 10 YEAR OR         SINCE
                                                  INCEPTION   INCEPTION   1 YEAR   3 YEAR    5 YEAR   SINCE PORTFOLIO   SUB-ACCOUNT
                                                     DATE        DATE                                    INCEPTION       INCEPTION
                                                  ---------   ---------    -----    -----     -----    --------------    ----------

THE ALGER AMERICAN FUND
   Growth Portfolio                                 8/26/96     1/9/89     15.95%   21.23%   17.15%       17.72%           19.76%
   MidCap Growth Portfolio                          8/26/96     5/3/93      5.37%   19.36%      N/A       19.91%           10.23%
   Small Cap Growth Portfolio                       8/26/96     9/21/88     1.80%   15.07%   10.51%       17.47%            3.54%


CALVERT VARIABLE SERIES INC.
   Calvert Social Money Market Portfolio            8/26/96     6/30/92    -4.30%    1.12%    2.30%        2.77%           -2.47%
   Calvert Social Small Cap Growth Portfolio        8/26/96     3/15/95   -19.15%      N/A      N/A        6.53%           -9.48%
   Calvert Social Mid Cap Growth Portfolio          5/1/97      7/16/91    13.76%   19.23%   10.27%       11.31%           15.25%
   Calvert Social International Equity Portfolio    5/1/97      6/30/92     3.61%    9.58%   10.77%        9.47%            1.12%
   Calvert Social Balanced Portfolio                8/26/96     9/2/86     10.36%   16.98%   10.76%       10.81%           14.85%


DREYFUS STOCK INDEX FUND                            8/26/96     9/29/89    23.06%   27.12%   17.57%       14.21%           28.20%


NEUBERGER & BERMAN ADVISERS
  MANAGEMENT TRUST
   Limited Maturity Bond Portfolio                  8/26/96     9/10/84    -2.79%    3.35%    3.44%        5.55%            0.05%
   Growth Portfolio                                 8/26/96     9/10/84    19.17%   19.26%   11.34%       13.25%           22.74%


OPPENHEIMER VARIABLE ACCOUNT FUNDS
   Aggressive Growth Fund                           5/1/97      8/15/86     2.08%   17.56%   13.80%       14.58%           16.14%
   Growth Fund                                      5/1/97      4/3/85     16.88%   25.91%   16.47%       15.00%           11.84%
   Growth & Income Fund                             5/1/97      7/5/95     22.59%      N/A      N/A       33.21%           19.15%
   Strategic Bond Fund                              5/1/97      5/3/93     -0.84%    8.17%      N/A        5.40%           -1.35%
   High Income Fund                                 5/1/97      4/30/86     2.62%   12.17%   11.62%       12.70%            2.09%


STRONG VARIABLE INSURANCE FUNDS, INC.
   Strong International Stock Fund II               8/26/96    10/20/95   -22.76%      N/A      N/A       -6.19%           -16.31%


STRONG DISCOVERY FUND II                            8/26/96     5/8/92      1.80%   11.19%    9.75%       10.48%            7.32%


VAN ECK WORLDWIDE HARD ASSETS FUND
   Worldwide Hard Assets Fund                       8/26/96     9/1/89    -11.08%    4.89%   12.99%        5.47%           -5.03%


Non-Standardized Average Annual Total Return - reflects historical investment results based on a $1000 hypothetical investment over the period indicated, less the underlying portfolio charges consisting of management fees and other operating expenses. The returns do not reflect recurring separate account charges or the maximum Surrender Charge that would apply for the period indicated. If reflected, those deductions would reduce the performance quoted.



                                                   SUBACCOUNT   PORTFOLIO                                10 YEAR OR        SINCE
                                                    INCEPTION   INCEPTION  1 YEAR   3 YEAR     5 YEAR  SINCE PORTFOLIO  SUB-ACCOUNT
                                                      DATE        DATE                                    INCEPTION      INCEPTION
                                                    ---------    --------   -----   ------     ------  ---------------   ----------


THE ALGER AMERICAN FUND
   Growth Portfolio                                  8/26/96     1/9/89    25.75%   24.80%     19.28%        19.43%        27.33%
   MidCap Growth Portfolio                           8/26/96     5/3/93    15.01%   22.96%        N/A        22.09%        17.81%
   Small Cap Growth Portfolio                        8/26/96     9/21/88   11.39%   18.75%     12.65%        19.17%        11.13%


CALVERT VARIABLE SERIES INC.
   Calvert Social Money Market Portfolio             8/26/96     6/30/92    5.20%    5.17%      4.51%         4.26%         5.14%
   Calvert Social Small Cap Growth Portfolio         8/26/96     3/15/95   -9.86%      N/A        N/A        10.61%        -1.83%
   Calvert Social Mid Cap Growth Portfolio           5/1/97      7/16/91   23.53%   22.83%     12.41%        12.92%        24.44%
   Calvert Social International Equity Portfolio     5/1/97      6/30/92   13.23%   13.38%     12.91%        11.06%        10.17%
   Calvert Social Balanced Portfolio                 8/26/96     9/2/86    20.08%   20.62%     12.90%        12.42%        22.42%


DREYFUS STOCK INDEX FUND                             8/26/96     9/29/89   32.96%   30.62%     19.70%        15.87%        35.77%


NEUBERGER & BERMAN ADVISERS
  MANAGEMENT TRUST
   Limited Maturity Bond Portfolio                   8/26/96     9/10/84    6.74%    7.32%      5.64%         7.08%         7.65%
   Growth Portfolio                                  8/26/96     9/10/84   29.01%   22.86%     13.48%        14.89%        30.31%


OPPENHEIMER VARIABLE ACCOUNT FUNDS
   Aggressive Growth Fund                            5/1/97      8/15/86   11.68%   21.19%     15.93%        16.24%        25.34%
   Growth Fund                                       5/1/97      4/3/85    26.69%   29.42%     18.60%        16.67%        21.00%
   Growth & Income Fund                              5/1/97      7/5/95    32.48%      N/A        N/A        37.24%        28.38%
   Strategic Bond Fund                               5/1/97      5/3/93     8.71%   12.00%        N/A         7.64%         7.68%
   High Income Fund                                  5/1/97      4/30/86   12.22%   15.91%     13.76%        14.33%        11.15%


STRONG VARIABLE INSURANCE FUNDS, INC.
   Strong International Stock Fund II                8/26/96    10/20/95  -13.52%      N/A        N/A        -0.94%        -8.61%


STRONG DISCOVERY FUND II                             8/26/96     5/8/92    11.39%   14.95%     11.89%        12.08%        14.90%


VAN ECK WORLDWIDE HARD ASSETS FUND
   Worldwide Hard Assets Fund                        8/26/96     9/1/89    -1.67%    8.81%     15.12%         7.00%         2.59%


                               FEDERAL TAX MATTERS

TAXATION OF ANLIC

     ANLIC is taxed as a life insurance company under Part 1 of Subchapter L of the Internal Revenue Code of 1986, as amended (the "Code"). Since the Variable Account is not an entity separate from ANLIC and its operations form a part of ANLIC, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized net capital gains on the assets of the Variable Account are reinvested and taken into account in determining the Policy Account Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the Policy. Under existing federal income tax law, we believe that Variable Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the reserves under the Policy.


TAX STATUS OF THE POLICIES

     Section 817(h) of the Code provides that the investments of the Variable Account must be "adequately diversified" in accordance with Treasury regulations in order for the Policies to qualify as annuity contracts under Section 72 of the Code. The Variable Account, through each Portfolio, intends to comply with the diversification requirements prescribed by the Treasury Department in Treas. Reg. Section 1.817-5, which affect how the Portfolios' assets may be invested. We do not control any of the Funds or their Portfolios' investments. However, we have entered into an agreement regarding participation in each Fund, which requires each participating Portfolio to be operated in compliance with the diversification requirements prescribed by the Treasury.

     In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyholder), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

     The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating premium payments and Policy Account Values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Variable Account. In addition, we do not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Variable Account.


WITHHOLDING

     Pension and annuity distributions generally are subject to withholding for the recipient's federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. Generally, the recipient is given the opportunity to elect not to have tax withheld from distributions. However, certain distributions from Section 401(a) and 403(b) plans are subject to mandatory withholding.

                ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

     We cannot guarantee that shares of the Portfolios currently being offered will be available in the future for investment of Premium Payments or for transfers. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for, the shares of the Funds that are held by the Variable Account (or any Sub-account) or that the Variable Account (or any Sub-account) may purchase. We reserve the right to eliminate the shares of any of the Portfolios and to substitute shares of another Portfolio or any other investment vehicle or of another open-end, registered investment company if laws or regulations are changed, if the shares of any of the Funds or a Portfolio are no longer available for investment, or if in our judgment further investment in any Portfolio should become inappropriate in view of the objectives and policies of the Sub-account. We will not substitute any shares attributable to an Owner's interest in a Sub-account without notice and prior approval of the SEC and the insurance regulator of the state where the Policy was delivered, where required. Nothing contained herein shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Owners.

     We also reserve the right to establish additional Sub-accounts of the Variable Account, each of which would invest in a new Portfolio of one of the Funds, or in shares of another investment company or suitable investment, with a specified investment objective. New Sub-accounts may be established when, in our sole discretion, marketing needs or investment conditions warrant, and any new Sub-accounts will be made available to existing Owners on a basis to be determined by us. We may also eliminate one or more Sub-accounts if, in its sole discretion, marketing, tax, or investment conditions warrant.

     In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in the Policies as may be necessary or appropriate to reflect such substitution or change. If deemed by us to be in the best interests of persons having voting rights under the Policies, the Variable Account may be operated as a management company under the 1940 Act, it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other ANLIC separate accounts.


                          DISTRIBUTION OF THE POLICIES

     Applications for the Policies are solicited by agents who are licensed by state insurance authorities to sell our variable annuity insurance policies, and who are also registered representatives of The Advisors Group, Inc. ("TAG") or registered representatives of broker/dealers who have selling agreements with TAG or registered representatives of broker/dealers who have selling agreements with such broker/dealers. TAG, whose address is 7315 Wisconsin Avenue, Bethesda, Maryland 20814, is a registered broker/dealer under the Securities Exchange Act of 1934 ("1934 Act") and a member of the National Association of Securities Dealers, Inc. ("NASD"). TAG is a second tier wholly-owned subsidiary of Acacia Life Insurance Company of Washington, D.C. TAG acts as the principal underwriter, as defined in the 1940 Act, of the Policies (as well as of other variable life policies) pursuant to an underwriting agreement with ANLIC. The Policies are offered and sold only in those states where their sale is lawful.

     We will refund any Premium Payments paid if a Policy ultimately is not issued or will refund the applicable amount if the Policy is canceled during the Free Look Period.

     Agents are compensated for sales of the Policies on a commission and service fee basis and with other forms of compensation. Agent commissions will vary, but in any event will not exceed 5% of Premium Payments made.

                                STATE REGULATION

     We are subject to the insurance laws and regulations of states within which we are licensed or may become licensed to operate. Generally, the insurance department of a state applies the laws of the state of the insurance company's domicile in determining permissible investments by that insurance company. A Policy is governed by the law of the state in which it is delivered. The values and benefits of each Policy are at least equal to those required by the state in which it is delivered.


                               RECORDS AND REPORTS

     All records and accounts relating to the Variable Account will be maintained by ANLIC. As presently required by the 1940 Act and regulations promulgated thereunder, reports containing such information as may be required under that Act or by any other applicable law or regulation will be sent to Owners at their last known address of record.


                                  LEGAL MATTERS

     Legal advice regarding certain matters relating to federal securities laws applicable to the issuance of the Policy described in the Prospectus have been provided by Jorden Burt Boros Cicchetti Berenson & Johnson LLP of Washington, D.C.


                                     EXPERTS

     The financial statements (statutory basis) of ANLIC as of December 31, 1996 and 1997, and the financial statements of the Variable Account as of December 31, 1997 and for each of the periods indicated therein, have been included in this Statement of Additional Information in reliance upon the report of Coopers & Lybrand L.L.P., independent certified public accountants, which is also included herein, and upon the authority of said firm as experts in accounting and auditing.


                                OTHER INFORMATION

     A Registration Statement has been filed with the SEC under the 1933 Act with respect to the Policies discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Policy and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.


                              FINANCIAL STATEMENTS

     We have included financial statements of ANLIC and of the Variable Account in this Statement of Additional Information. The financial statements of ANLIC should be considered only as bearing on ANLIC's ability to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

                              FINANCIAL STATEMENTS

Audited Financial Statements


ACACIA NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT II


December 31, 1997 and 1996






Report of Independent Accountants...........................................1
Statement of Assets and Liabilities.........................................2
Statements of Operations and Changes in Net Assets........................3-4
Notes to the Financial Statements.........................................5-8

                         [Coopers & Lybrand letterhead]


                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Acacia National Life
Insurance Company and Contract Owners of Acacia
National Variable Annuity Separate Account II

We have audited the  accompanying  statement of assets and  liabilities for each of the following sub-accounts comprising the Acacia National Variable Annuity Separate Account II (the Account): the Social Money Market; Social Balanced; Social Strategic Growth; Large Cap Growth; Mid Cap Growth; Small Cap Growth; S&P 500 Index; Income; Growth; International Growth; Aggressive Growth; and Hard Assets/Metals sub-accounts as of December 31, 1997, and the related statements of operations and changes in the net assets for the year ended December 31, 1997 and for the period September 9, 1996 (date of inception) to
December 31, 1996; the statement of assets and liabilities for the Social Managed Growth; Social Global; High Income; Aggressive Growth; Large Cap Growth; Balanced; and Managed Income sub-accounts as of December 31, 1997 and related statements of operations and changes in the net assets for the period May 1, 1997 (date of inception) to December 31, 1997; and the statements of operations and changes in net assets of the Income; and Balance sub-accounts for the period January 1, 1997 to November 6, 1997 (date of closure) and for the period September 9, 1996 (date of inception) to December 31, 1996. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the registered investment companies. An audit also includes assessing the accounting principles used and significant estimates made by management, as well evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all respect, the financial position of each of the respective sub-accounts comprising the Acacia National Variable Annuity Separate Account II as of December 31, 1997 and the results of their operations and changes in net assets for the respective periods indicated herein, in conformity with generally accepted accounting principles.

                                                     Coopers & Lybrand LLP

Washington, D. C.
April 22, 1998

       ACACIA NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT II

                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 1997





                                                                          Calvert
                                  ----------------------------------------------------------------------------------------
                                       Social                             Social            Social

                                       Money            Social           Strategic          Managed           Social

                                       Market          Balanced           Growth            Growth            Global
                                  ----------------- ----------------  ----------------  ----------------  ----------------
ASSETS
   Investments, identified costs        $1,219,988         $533,832          $314,512          $101,334           $92,759
                                  ================= ================  ================  ================  ================
   Investments, at market               $1,219,988         $518,034          $303,034           $90,848           $84,509

                                  ================= ================  ================  ================  ================
        Number of shares                 1,219,988          261,633            25,232             3,409             4,441

                                  ================= ================  ================  ================  ================
   Net Assets                           $1,219,988         $518,034          $303,034           $90,848           $84,509

                                  ================= ================  ================  ================  ================



ACCUMULATION UNITS
   Number of units                       1,140,175           39,756            31,049             7,302             7,669
                                  ================= ================  ================  ================  ================



NET ASSET VALUE PER
   ACCUMULATION UNIT
     December 31, 1997                      $1.07           $13.03             $9.76            $12.44            $11.02
                                  ================= ================  ================  ================  ================
     December 31, 1996                      $1.02           $10.85            $10.84            ---               ---

                                  ================= ================  ================  ================  ================


See notes to financial statements.

              ACACIA NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT II

                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 1997





                                                         Alger                              Dreyfus
                                   -------------------------------------------------   ----------------
                                                                                               S & P

                                       Large Cap          Mid Cap          Small Cap            500

                                         Global            Growth            Growth            Index
                                    ---------------- ----------------- --------------   ----------------

ASSETS
   Investments, identified costs      $1,645,300          $720,612        $1,393,909       $4,840,150
                                    ================= ================= ==============   ===============
   Investments, at market             $1,813,578          $803,834        $1,521,686       $5,462,674

                                    =================  ================ ===============   ==============
     Number of shares                     42,413            33,244            34,781          212,143
                                    =================  ================ ===============   ==============
   Net Assets                         $1,813,578          $803,834        $1,521,686       $5,462,674

                                    ================= ================= ===============   ==============

ACCUMULATION UNITS
   Number of units                       132,282            64,878           132,551          366,377
                                   ================== ================= ===============   ==============



NET ASSET VALUE PER
   ACCUMULATION UNIT
     December 31, 1997                     $13.71            $12.39            $11.48           $14.91
                                   ================== ================= =================   =============
     December 31, 1996                     $10.91            $10.77            $10.30           $11.22

                                   ================== =================  ================    ============




See notes to financial statements.

              ACACIA NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT II

                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 1997






                                       Neuberger & Berman                        Strong                    Van Eck
                                  --------------------------------  ----------------------------------   -----------------
                                                                     International      Aggressive           Hard

                                    Income            Growth            Growth            Growth          Assets / Metals
                                  --------------  ----------------  ---------------- -----------------   -----------------
ASSETS
  Investments, identified costs    $2,595,021        $1,259,288        $2,908,933          $113,588          $571,653
                                  ==============  ================  ================ =================   =================
  Investments, at market           $2,649,323        $1,413,815        $2,451,925          $128,147          $552,416

                                  ==============  ================  ================ =================   =================
    Number of shares                  187,629            46,294           263,082            10,652            35,141

                                  ==============  ================  ================ =================   =================
  Net Assets                       $2,649,323        $1,413,815        $2,451,925          $128,147          $552,416

                                  ==============  ================  ================ =================   =================


ACCUMULATION UNITS
  Numbr of units                      240,629           100,057           284,776            10,687            53,425
                                  ==============  ================  ================ =================   =================


NET ASSET VALUE PER
   ACCUMULATION UNIT
     December 31, 1997                 $11.01            $14.13             $8.61            $11.99            $10.34
                                 ==============  ================  ================ ==================   =================
     December 31, 1996                 $10.32            $10.96            $10.28            $10.63            $10.52

                                 ==============  ================  ================ ==================   =================







See notes to financial statements.

              ACACIA NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT II

                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 1997






                                                                           Oppenheimer
                                      ------------------------------------------------------------------------------
                                           High            Aggressive      Large Cap                      Managed

                                          Income             Growth          Growth        Balanced        Income
                                      ----------------   ---------------   ------------   ----------    -----------
ASSETS
  Investments, identified costs              $515,157           $765,379   $1,444,800     $475,478        $71,746
                                      ================   ===============   ============   ==========    ===========
  Investments, at market                     $516,541           $756,016   $1,457,619     $492,500        $71,526
                                      ================   ===============   ============   ==========    ===========

    Number of shares                          44,839              18,457       44,933       23,931         13,970

                                      ================   ===============   ============   ==========    ===========

   Net Assets                                $516,541           $756,016   $1,457,619     $492,500        $71,526
                                      ================   ===============   ============   ==========    ===========

ACCUMULATION UNITS
  Number of units                              46,452             60,337      120,465       38,357          6,641
                                      ================   ================  ============  ===========    ===========



NET ASSET VALUE PER
  ACCUMULATION UNIT
    December 31, 1997                         $11.12             $12.53        $12.10       $12.84        $10.77
                                      ================   ================  ============  ==========    ============

    December 31, 1996                             ---              ---            ---         ---            ---
                                      ================   ================  ============  ==========    ============





See notes to financial statements.

              ACACIA NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT II

                STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS


                   For the Year Ended December 31, 1997

                                                                                          Calvert         Alger           Dreyfus
                                                       ----------------------------------------------------------------------------
                                                          Social                         Social          Social

                                                          Money          Social        Strategic         Managed         Social

                                                          Market         Balanced        Growth          Growth *        Global *
                                                       --------------  -------------- --------------   --------------  ------------
OPERATIONS:
Investment Income
     Dividends                                          $64,961         $36,031        $27,229           $9,408          $8,438
     Mortality and expense charge                       (19,061)         (2,310)        (2,999)            (344)           (625)
                                                  --------------  -------------- --------------   --------------  --------------
          Net Investment Income (Loss)                   45,900          33,721         24,230            9,064           7,813


     Realized and Unrealized Gains (Losses) on
     Investments:
       Realized gains (losses) from redemption of
         fund shares                                        ---             737         (9,679)              44             508
       Unrealized appreciation (depreciation)
         of investments                                     ---         (15,137)       (12,986)         (10,486)         (8,251)
                                                  --------------  -------------- --------------   --------------  --------------
         Net Gain(Loss) on Investments                      ---         (14,400)       (22,665)         (10,442)         (7,743)


         NET INCREASE (DECREASE) IN
         NET ASSETS RESULTING FROM
         OPERATIONS                                      45,900          19,321          1,565           (1,378)             70

CAPITAL TRANSACTIONS:
     Transfer of premium                              2,998,427         182,688        241,253           70,218          45,127
     Contract terminations                               (2,529)            ---            (35)             ---             ---
     Policy account value charges                           (38)            (26)          (111)             ---             ---
     Sub-account transfers                           (1,961,363)        309,038          4,470           22,008          39,312
                                                  --------------  -------------- --------------   --------------  --------------

         NET INCREASE IN NET
         ASSETS RESULTING FROM
         CAPITAL TRANSACTIONS                         1,034,497         491,700        245,577           92,226          84,439
                                                  --------------  -------------- --------------   --------------  --------------
         TOTAL INCREASE IN NET ASSETS                 1,080,397         511,021        247,142           90,848          84,509


         NET ASSETS, at the beginning of the year       139,591           7,013         55,892              ---             ---
                                                  --------------  -------------- --------------   --------------  --------------
         NET ASSETS, at end of the year              $1,219,988        $518,034       $303,034          $90,848         $84,509

                                                  ==============  ============== ==============   ==============  ==============

UNITS ISSUED AND REDEEMED
     Beginning balance                                  137,527             646          5,157              ---             ---
     Units issued                                     4,128,605          40,008         39,680            7,302           8,607
     Units redeemed                                   3,125,957             898         13,788              ---             938
                                                  --------------  -------------- --------------   --------------  --------------
     Ending balance                                   1,140,175          39,756         31,049            7,302           7,669

                                                  ==============  ============== ==============   ==============  ==============

*  From Sub-account inception, May, 1997.

** Sub-account closed November, 1997.

See notes to financial statements.

           ACACIA NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT II

                STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS

                      For the Year Ended December 31, 1997


                                                                          Alger                         Dreyfus
                                                        -------------------------------------------   -------------
                                                                                                           S & P

                                                           Large Cap       Mid Cap       Small Cap          500

                                                            Growth         Growth         Growth           Index
                                                         -------------- -------------- ------------   --------------


OPERATIONS:
Investment Income
     Dividends                                                 $10,030         $9,045        $41,086        $120,071
     Mortality and expense charge                              (14,930)        (8,022)       (13,620)        (46,643)
                                                         -------------- -------------- --------------  --------------
          Net Investment Income (Loss)                          (4,900)         1,023         27,466          73,428


     Realized and Unrealized Gains (Losses) on
     Investments:
       Realized gains (losses) from redemption of
         fund shares                                            38,682          5,524          7,228          52,894
       Unrealized appreciation (depreciation)
         of investments                                        171,097         84,526        127,659         652,827
                                                         -------------- -------------- --------------  --------------
           Net Gain(Loss) on Investments                       209,779         90,050        134,887         705,721


           NET INCREASE (DECREASE) IN
           NET ASSETS RESULTING FROM
           OPERATIONS                                          204,879         91,073        162,353         779,149

CAPITAL TRANSACTIONS:
     Transfer of premium                                     1,297,026        455,018      1,178,023       2,964,441
     Contract terminations                                      (5,902)          (524)        (1,596)        (33,324)
     Policy account value charges                                 (154)          (142)          (134)           (317)
     Sub-account transfers                                      24,017        118,923        (95,479)        230,856
                                                         -------------- -------------- --------------  --------------

           NET INCREASE IN NET
           ASSETS RESULTING FROM
           CAPITAL TRANSACTIONS                              1,314,987        573,275      1,080,814       3,161,656
                                                         -------------- -------------- --------------  --------------
           TOTAL INCREASE  IN NET ASSETS                     1,519,866        664,348      1,243,167       3,940,805


           NET ASSETS, at the beginning of the year            293,712        139,486        278,519       1,521,869
                                                         -------------- -------------- --------------  --------------
           NET ASSETS, at end of the year                   $1,813,578       $803,834     $1,521,686      $5,462,674

                                                         ============== ============== ==============  ==============

UNITS ISSUED AND REDEEMED
     Beginning balance                                          26,933         12,949         27,028         135,684
     Units issued                                              139,737         68,691        151,147         280,880
     Units redeemed                                             34,388         16,762         45,624          50,187
                                                         -------------- -------------- --------------  --------------
     Ending balance                                            132,282         64,878        132,551         366,377

                                                         ============== ============== ==============  ==============

*  From Sub-account inception, May, 1997.

** Sub-account closed November, 1997.

See notes to financial statements.

             ACACIA NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT II

                STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS

                      For the Year Ended December 31, 1997

                                                         Neuberger & Berman
                                                   ------------------------------


                                                      Income          Growth
                                                   -------------- ---------------

OPERATIONS:
Investment Income
     Dividends                                           $56,915         $33,636
     Mortality and expense charge                        (19,186)        (12,001)
                                                   -------------- ---------------
          Net Investment Income (Loss)                    37,729          21,635


     Realized and Unrealized Gains (Losses) on
     Investments:
       Realized gains (losses) from redemption of
         fund shares                                     (27,270)         25,296
       Unrealized appreciation (depreciation)
         of investments                                   53,453         151,202
                                                   -------------- ---------------
          Net Gain(Loss) on Investments                   26,183         176,498



          NET INCREASE (DECREASE) IN
          NET ASSETS RESULTING FROM
          OPERATIONS                                      63,912         198,133

CAPITAL TRANSACTIONS:
     Transfer of premium                               2,210,048         905,220
     Contract terminations                               (10,806)         (4,586)
     Policy account value charges                           (193)           (112)
     Sub-account transfers                                39,484          46,272
                                                   -------------- ---------------

          NET INCREASE IN NET
          ASSETS RESULTING FROM
          CAPITAL TRANSACTIONS                         2,238,533         946,794
                                                   -------------- ---------------
          TOTAL INCREASE  IN NET ASSETS                2,302,445       1,144,927


          NET ASSETS, at the beginning of the year       346,878         268,888
                                                   -------------- ---------------
          NET ASSETS, at end of the year              $2,649,323      $1,413,815

                                                   ============== ===============

UNITS ISSUED AND REDEEMED
     Beginning balance                                    33,612          24,534
     Units issued                                        316,194          97,573
     Units redeemed                                      109,177          22,050
                                                   -------------- ---------------
     Ending balance                                      240,629         100,057

                                                   ============== ===============


*  From Sub-account inception, May, 1997.

** Sub-account closed November, 1997.

See notes to financial statements.

                          ACACIA NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT II

                               STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS

                                            For the Year Ended December 31, 1997


                                                                           Strong                                Van Eck
                                                 ------------------------------------------------------------ --------------
                                                                                International   Aggressive        Hard

                                                   Income **     Balance **        Growth         Growth      Assets / Metals
                                                 -------------- --------------  -------------- -------------- --------------
OPERATIONS:
Investment Income
     Dividends                                              $0         $7,583         $16,762             $0         $5,569
     Mortality and expense charge                         (259)        (3,182)        (23,821)        (1,174)        (4,487)
                                                 -------------- --------------  -------------- -------------- --------------
          Net Investment Income (Loss)                    (259)         4,401          (7,059)        (1,174)         1,082


     Realized and Unrealized Gains (Losses) on
     Investments:
       Realized gains (losses) from redemption of
         fund shares                                      (173)        41,997          (6,729)         1,415            823
       Unrealized appreciation (depreciation)
         of investments                                     93          4,747        (458,423)        14,637        (21,641)
                                                 -------------- --------------  -------------- -------------- --------------
          Net Gain(Loss) on Investments                    (80)        46,744        (465,152)        16,052        (20,818)


          NET INCREASE (DECREASE) IN
          NET ASSETS RESULTING FROM
          OPERATIONS                                       (339)        51,145        (472,211)        14,878        (19,736)

CAPITAL TRANSACTIONS:
     Transfer of premium                                18,515        173,019       1,905,310         31,900        401,897
     Contract terminations                                 ---           (309)         (7,409)           ---         (1,833)
     Policy account value charges                          (19)           (23)           (261)           ---            (51)
     Sub-account transfers                             (31,381)      (305,537)        505,179         72,911         59,159
                                                 -------------- --------------  -------------- -------------- --------------

          NET INCREASE IN NET
          ASSETS RESULTING FROM
          CAPITAL TRANSACTIONS                         (12,885)      (132,850)      2,402,819        104,811        459,172
                                                 -------------- --------------  -------------- -------------- --------------
          TOTAL INCREASE  IN NET ASSETS                (13,224)       (81,705)      1,930,608        119,689        439,436


          NET ASSETS, at the beginning of the year      13,224         81,705         521,317          8,458        112,980
                                                 -------------- --------------  -------------- -------------- --------------
          NET ASSETS, at end of the year                    $0             $0      $2,451,925       $128,147       $552,416

                                                 ============== ==============  ============== ============== ==============

UNITS ISSUED AND REDEEMED
     Beginning balance                                   1,320          7,530          50,712            796         10,740
     Units issued                                        1,849         37,662         283,605         12,531         47,780
     Units redeemed                                      3,169         45,192          49,541          2,640          5,095
                                                 -------------- --------------  -------------- -------------- --------------
    Ending balance                                           0              0         284,776         10,687         53,425

                                                 ============== ==============  ============== ============== ==============

*  From Sub-account inception, May, 1997.

** Sub-account closed November, 1997.

See notes to financial statements.

        ACACIA NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT II

                STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS

                      For the Year Ended December 31, 1997

                                                                                             Oppenheimer
                                                          -------------------------------------------------------------------------
                                                                 High       Aggressive    Large Cap                       Managed
                                                               Income *      Growth *      Growth *       Balanced *      Income *
                                                          ---------------  -----------   ------------    ------------    ----------
OPERATIONS:
Investment Income
       Dividends                                                $13,028           $0             $0        $1,487         $3,556
       Mortality and expense charge                              (2,086)      (3,007)        (6,077)       (1,927)          (420)
                                                          --------------   ----------    -----------    ----------    -----------
            Net Investment Income (Loss)                         10,942       (3,007)        (6,077)         (440)         3,136


       Realized and Unrealized Gains (Losses) on
       Investments:
         Realized gains (losses) from redemption of
           fund shares                                               128        5,186          6,345         4,296            (15)
         Unrealized appreciation (depreciation)
           of investments                                          1,385       (9,363)        12,820        17,322           (220)
                                                          --------------   ----------    -----------    ----------    -----------
            Net Gain(Loss) on Investments                          1,513       (4,177)        19,165        21,618           (235)


            NET INCREASE (DECREASE) IN
            NET ASSETS RESULTING FROM
            OPERATIONS                                            12,455       (7,184)        13,088        21,178          2,901

CAPITAL TRANSACTIONS:
       Transfer of premium                                       341,056      524,024        964,009       403,720         55,814
       Contract terminations                                      (1,492)      (1,585)        (3,132)          ---            ---
       Policy account value charges                                  (11)         (47)           (87)          ---            ---
       Sub-account transfers                                     164,533      240,808        483,741        67,602         12,811
                                                          --------------   ----------    -----------    ----------    -----------

            NET INCREASE IN NET
            ASSETS RESULTING FROM
            CAPITAL TRANSACTIONS                                 504,086      763,200      1,444,531       471,322         68,625
                                                          --------------   ----------    -----------    ----------    -----------
            TOTAL INCREASE  IN NET ASSETS                        516,541      756,016      1,457,619       492,500         71,526

            NET ASSETS, at the beginning of the year                 ---          ---            ---           ---            ---
                                                          --------------   ----------    -----------    ----------    -----------
            NET ASSETS, at end of the year                      $516,541     $756,016     $1,457,619      $492,500        $71,526
                                                          ==============   ==========    ===========    ==========    ===========


UNITS ISSUED AND REDEEMED
       Beginning balance                                             ---          ---            ---           ---            ---
       Units issued                                               51,260       67,873        128,512        43,527          9,415
       Units redeemed                                              4,808        7,536          8,047         5,170          2,774
                                                          --------------   ----------    -----------    ----------    -----------
       Ending balance                                             46,452       60,337        120,465        38,357          6,641
                                                          ==============   ==========    ===========    ==========    ===========



*  From Sub-account inception, May, 1997.

** Sub-account closed November, 1997.

See notes to financial statements.

              ACACIA NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT II

                STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS

        For the Period September 9, 1996 (inception) to December 31, 1996



                                                                      Calvert                                 Alger
                                                       ------------------------------------    ------------------------------------
                                                        Social                   Social
                                                         Money       Social     Strategic       Large Cap    Mid Cap     Small Cap
                                                         Market      Balanced    Growth          Growth      Growth       Growth
                                                       ------------------------------------    ------------------------------------
OPERATIONS:
Investment Income
    Dividends                                             $1,813      $526         $176            ---         ---         ---
    Mortality and expense charge                            (599)      (13)        (132)           ($750)      ($340)      ($660)
                                                          -------   -------      -------          -------     -------     -------
          Net Investment Income (Loss)                     1,214       513           44             (750)       (340)       (660)


    Realized and Unrealized Gains (Losses) on
    Investments:
        Realized gains (losses) from redemption of
          fund shares                                        ---       155         (734)           3,994       1,789       (2,904)
        Unrealized appreciation (depreciation)
          of investments                                     ---      (661)       1,508           (2,818)     (1,305)         119
                                                          -------   -------      ------           -------     -------      -------
          Net Gain(Loss) on Investments                      ---      (506)         774            1,176         484       (2,785)


          NET INCREASE (DECREASE) IN
          NET ASSETS RESULTING FROM
          OPERATIONS                                        1,214        7          818              426         144       (3,445)

CAPITAL TRANSACTIONS:
     Transfer of premium                                  196,883    5,427       55,074          285,998     137,081      275,740
     Sub-account transfers                                (58,506)   1,579          ---            7,288       2,261        6,224
                                                         ---------  -------       ------          -------     -------     -------

          NET INCREASE IN NET
          ASSETS RESULTING FROM
          CAPITAL TRANSACTIONS                            138,377    7,006        55,074          293,286     139,342     281,964
                                                         --------  -------       -------         --------     -------    --------
          TOTAL INCREASE  IN NET ASSETS                   139,591    7,013        55,892          293,712     139,486     278,519

          NET ASSETS, at inception                            ---      ---           ---             ---         ---         ---
                                                         --------  -------       -------        --------     -------     --------
          NET ASSETS, at end of the year                 $139,591   $7,013       $55,892         $293,712    $139,486    $278,519
                                                         ========  ========      =======         ========    ========    ========

UNITS ISSUED AND REDEEMED
     Beginning balance                                       ---       ---           ---             ---         ---         ---
     Units issued                                         317,908    2,096         7,446           33,793      17,969      35,703
     Units redeemed                                       180,381    1,450         2,289            6,860       5,020       8,675
                                                          -------   ------       -------         --------     -------     -------
     Ending balance                                       17,527       646         5,157           26,933      12,949      27,028
                                                         =======    ======       =======        =========    ========    ========


See notes to financial statements.

              ACACIA NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT II

                STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS

        For the Period September 9, 1996 (inception) to December 31, 1996


                                                            Dreyfus
                                                            --------
                                                              S & P        Neuberger & Berman
                                                               500     -----------------------
                                                              Index         Income      Growth
                                                            -------    ------------------------
OPERATIONS:
Investment Income
    Dividends                                               $20,596            ---          ---
    Mortality and expense charge                             (3,491)         ($779)       ($646)
                                                            -------          -----        -----
          Net Investment Income (Loss)                       17,105           (779)        (646)


    Realized and Unrealized Gains (Losses) on
    Investments:
        Realized gains (losses) from redemption of
          fund shares                                        13,609          1,963        3,359
        Unrealized appreciation (depreciation)
          of investments                                    (30,303)           851        3,325
                                                            -------         ------       ------
          Net Gain(Loss) on Investments                     (16,694)         2,814        6,684


          NET INCREASE (DECREASE) IN
          NET ASSETS RESULTING FROM
          OPERATIONS                                             411         2,035        6,038

CAPITAL TRANSACTIONS:
     Transfer of premium                                    1,495,454      343,641      257,825
     Sub-account transfers                                     26,004        1,202        5,025
                                                            ---------      -------       ------

          NET INCREASE IN NET
          ASSETS RESULTING FROM
          CAPITAL TRANSACTIONS                              1,521,458      344,843      262,850
                                                            ---------      -------     --------
          TOTAL INCREASE  IN NET ASSETS                     1,521,869      346,878      268,888

          NET ASSETS, at inception                             ---             ---          ---
                                                           ----------     --------     --------
          NET ASSETS, at end of the year                   $1,521,869     $346,878     $268,888
                                                           ==========     ========     ========



UNITS ISSUED AND REDEEMED
     Beginning balance                                         ---            ---          ---
     Units issued                                            151,870        44,214       31,468
     Units redeemed                                           16,186        10,602        6,934
                                                            --------       -------      -------
     Ending balance                                          135,684        33,612       24,534
                                                            ========       =======      =======


See notes to financial statements.

              ACACIA NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT II

                STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS

        For the Period September 9, 1996 (inception) to December 31, 1996





                                                                              Strong                              Van Eck
                                                         --------------------------------------------------   ---------------
                                                                                International    Aggressive       Hard
                                                         Income      Balance       Growth         Growth      Assets / Metals
                                                        ---------------------------------------------------   ----------------
OPERATIONS:
Investment Income
    Dividends                                                $99       $4,927          $91         ---             ---
    Mortality and expense charge                             (34)        (187)      (1,292)      ($15)          ($278)
                                                         -------      -------      -------      -----          ------
          Net Investment Income (Loss)                        65        4,740       (1,201)       (15)           (278)


    Realized and Unrealized Gains (Losses) on
    Investments:
        Realized gains (losses) from redemption of
          fund shares                                          6        1,027         3,174         80           1,068
        Unrealized appreciation (depreciation)
          of investments                                     (58)      (4,604)        1,415       (78)           2,405
                                                          ------      -------       -------    ------          -------
          Net Gain(Loss) on Investments                      (52)      (3,577)        4,589         2            3,473


          NET INCREASE (DECREASE) IN
          NET ASSETS RESULTING FROM
          OPERATIONS                                           13        1,163         3,388       (13)           3,195

CAPITAL TRANSACTIONS:
     Transfer of premium                                   13,211       80,542       515,225      2,236         109,785
     Sub-account transfers                                    ---          ---         2,704      6,235             ---
                                                          -------      -------       -------    -------         -------

          NET INCREASE IN NET
          ASSETS RESULTING FROM
          CAPITAL TRANSACTIONS                             13,211       80,542       517,929      8,471         109,785
                                                         --------      -------     ---------     ------        --------
          TOTAL INCREASE  IN NET ASSETS                    13,224       81,705       521,317      8,458         112,980

          NET ASSETS, at inception                            ---          ---           ---        ---             ---
                                                         --------      -------     ---------     ------        --------
          NET ASSETS, at end of the year                  $13,224      $81,705      $521,317     $8,458        $112,980
                                                         ========      =======     =========     ======        ========

UNITS ISSUED AND REDEEMED
     Beginning balance                                        ---          ---           ---        ---             ---
     Units issued                                           2,137       11,847        65,607      1,379          12,631
     Units redeemed                                           817        4,317        14,895        583           1,891
                                                          -------      -------      --------     ------
     Ending balance                                         1,320        7,530        50,712        796          10,740

                                                          =======      =======      ========     ======        ========


See notes to financial statements.

ACACIA NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS


December 31, 1997 and 1996

NOTE 1 - ORGANIZATION AND DESCRIPTION OF OPERATIONS

The Acacia National Variable Annuity Separate Account II (the Account) began operations on September 9, 1996 as a separate investment account within Acacia National Life Insurance Company (the Company) to receive and invest net premiums paid under a flexible premium deferred variable annuity policy (the Policy). The purpose of the Policy is to provide long-term financial planning and to provide for the accumulation of capital on a tax-deferred basis for retirement or other long-term purposes. The Policy may be purchased with a minimum premium payment of $300 the first year and a minimum of $30 for premium payments thereafter. The Policy may be purchased on a non-qualified tax basis or used in connection with plans qualifying for favorable Federal income tax treatment.

The Company is a member of the Acacia Group which includes Acacia Life Insurance Company (known prior to June 30, 1997 as Acacia Mutual Life Insurance Company) and its other wholly-owned subsidiaries: Acacia Financial Corporation (AFCO) and its subsidiaries: Acacia Federal Savings Bank F.S.B., Calvert Group, Ltd. and The Advisors Group, Inc.

Assets of the Account are the property of the Company. However, those assets attributable to the policies are not chargeable with liabilities arising out of any other business which the Company may conduct. The Account operates and is registered as a unit investment trust under the Investment Company Act of 1940. The net assets maintained in the Account attributable to the policies provide the base for the periodic determination of the increased or decreased benefits under the policies.

NOTE 2 - SEPARATE ACCOUNT ASSETS

As of December 31, 1997, the Account has nineteen separate sub-accounts which are invested as directed by the contract owner. The Account purchases shares of each of the sub-accounts subject to the terms of the Participation Agreements between the Company and the sub-accounts. Shares of each sub-account are offered at a price equal to their respective net asset values per share, without sales charge, which represents their fair value. Calvert Asset Management Company, Inc., an indirectly wholly-owned subsidiary of AFCO, serves as an investment advisor to the Calvert Variable Series Inc. Calvert Social Money Market, Calvert Social Small Cap, Calvert Social Mid Cap and Calvert Social International Equity Portfolios. The Advisors Group, Inc. acts as a principal underwriter of the policies pursuant to an underwriting agreement with the Company.

In addition to the nineteen separate sub-accounts, a contract owner may also allocate net premiums to the General Account, which is part of the Company. Because of exclusionary provisions, interests in the General Account have not been registered as securities under the Securities Actof 1933 and the General Account has not been registered as an investment company under the Investment Company Act of 1940.

ACACIA NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS

The sub-accounts and the respective portfolios in effect during 1997 were as follows:



     Sub-Account                                                  Portfolio Invested
     -----------                                                  ------------------
                                                              Calvert Variable Series, Inc.:
Social Money Market                                              - Calvert Social Money Market
Social Balanced                                                  - Calvert Social Balanced
Social Strategic Growth                                          - Calvert Small Cap Growth
Social Managed Growth                                            - Calvert Mid Cap Growth
Social Global                                                    - Calvert Social International Equity

                                                              Alger American:
Large Cap Growth                                                 - Growth
Mid Cap Growth                                                   - Mid Cap Growth
Small Cap Growth                                                 - Small Capitalization

S & P 500 Index                                               Dreyfus Stock Index

                                                              The Neuberger & Berman Advisers
                                                                Management Trust:
Income                                                           - Limited Maturity Bond
Growth                                                           - Growth

                                                              Strong:
Income (closed November, 1997)                                   - Advantage Fund II
Balance (closed November 1997)                                   - Asset Allocation Fund II
International Growth                                             - International Stock Fund II
Aggressive Growth                                                - Discovery Fund II

Hard Assets / Metals                                          Van Eck Worldwide Hard Assets Fund

                                                              Oppenheimer Variable Account Funds:
High Income                                                      - High Income Fund
Aggressive Growth                                                - Aggressive Growth Fund
Large Cap Growth                                                 - Growth Fund
Balanced                                                         - Growth & Income Fund
Managed Income                                                   - Strategic Bond Fund


NOTE 3 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Account in the preparation of the financial statements in conformity with generally accepted accounting principles.

ACACIA NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS

Use of Estimates

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments Valuation

Investments are stated at market value based on the net asset value of the underlying investment in each of the respective funds. Net asset values are based upon market quotations of the securities held in each of the corresponding portfolios of the sub-accounts.

Accounting for Investments

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Identified cost is the basis followed in determining the cost of investments sold for financial statement purposes.

Federal Income Taxes

The operations of the Account are taxed as part of the total operations of the Company. The Company is taxed as a life insurance company under the Internal Revenue Code. Under existing law, no taxes are payable on investment income or realized capital gains of the Account.

NOTE 4 - RELATED PARTY TRANSACTIONS

The following charges are deducted by the Company from the Account's net assets attributed to each policy:

         Annual Policy Fee: An annual charge of $42 will be made on each policy anniversay to compensate the Company for the cost of administering the Policy for all policies with an account value less than $50,000.

         Administrative Expense Charge: A monthly charge at an effective annual rate of 0.10% of the average daily net asset value of the variable account will be made to compensate the Company for the costs of administering the Policy. Net investment income is reduced by charges for investment management fees and other expenses incurred by the Portfolios.

         Mortality and Expense Risk Charge: A monthly charge at an effective annual rate of 1.25% of the average daily net asset value of the sub-accounts will be made to compensate the Company for assuming certain mortality and expense risks. The charge will decrease by 0.05% on each Policy anniversary beginning in year 16 until it reaches an effective rate of 0.50% at the end of year 30.

ACACIA NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS

         Surrender Charge: A surrender charge is deducted on a percentage basis from premium payments made within five years of surrender. The amount of the charge is equal to 8% of premium payments made within three years of surrender, 6% of premium payments made during the fourth year prior to surrender, and 4% of premium payments made during the fifth year prior to surrender.

         Premium Taxes: Certain states impose premium taxes. The Company will deduct amounts equal to these taxes as applicable. Premium tax rates vary from 0 to 3.5%.

NOTE 5 - PURCHASES AND SALES

The cost of purchases and proceeds from sales for the two years ended December 31,1997 and 1996 for the sub-accounts are as follows:

                                                                             1997                                 1996
                                                                             ----                                 ----

                                                                  Cost of            Proceeds           Cost of           Proceeds
          Portfolio                                              Purchases         from Sales          Purchases         from Sales
         ----------                                              ---------         ----------          ---------         ----------


Social Money Market                                              $4,322,028         $3,241,631         $  321,690          $ 182,098
Social Balanced                                                     536,568             10,410             23,033             15,515
Social Strategic Growth                                             402,402            142,274             79,633             23,713
Social Managed Growth                                               101,645                311                ---                ---
Social Global                                                       102,506              9,747                ---                ---
Large Cap Growth                                                  1,750,761            401,991            368,032             76,298
Mid Cap Growth                                                      764,846            185,025            194,085             54,616
Small Cap Growth                                                  1,605,526            490,017            370,039             88,504
S & P 500 Index                                                   3,845,059            557,081          1,739,044            183,232
Income                                                            3,419,436          1,170,442            453,444            109,143
Growth                                                            1,261,094            267,369            337,515             75,726
Income (closed November, 1997)                                       18,465             31,857             21,502              8,206
Balance (closed November, 1997)                                     428,465            514,774            131,433             46,001
International Growth                                              2,890,242            501,211            676,888            154,673
Aggressive Growth                                                   132,810             27,758             14,687              6,231
Hard Assets / Metals                                                515,399             54,321            129,521             20,013
High Income                                                         565,864             50,707                ---                ---
Aggressive Growth                                                   856,525             91,146                ---                ---
Large Cap Growth                                                  1,534,627             89,827                ---                ---
Balanced                                                            532,547             57,368                ---                ---
Managed Income                                                      101,553             29,807                ---                ---


Audited Financial Statements (Statutory Basis)




ACACIA NATIONAL LIFE INSURANCE COMPANY




December 31, 1997 and 1996




Report of Independent Accountants......................................1-2
Statements of Financial Condition........................................3
Statements of Operations and Changes
   in Capital and Surplus................................................4
Statements of Cash Flow..................................................5
Notes to Financial Statements.......................................6 - 17
Supplemental Schedule of Selected Financial Data...................18 - 20

                         [Coopers & Lybrand letterhead]





REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors
Acacia National Life Insurance Company


We have audited the accompanying statutory statements of financial condition of Acacia National Life Insurance Company as of December 31, 1997 and 1996, and the related statutory statements of operations and changes in capital and surplus, and cash flow for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 2 to the financial statements, these financial statements were prepared in conformity with accounting practices prescribed or permitted by the Bureau of Insurance, State Corporation Commission of the Commonwealth of Virginia, which practices differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles are material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Acacia National Life Insurance Company as of December 31, 1997 and 1996 or the results of its operations or its cash flow for the years then ended.

In our opinion, however, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and surplus of Acacia National Life Insurance Company as of December 31, 1997 and 1996, and the results of its operations and its cash flow for the years then ended, on the basis of accounting described in Note 2.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The Supplemental Schedule of Selected Financial Data is presented for purposes of additional analysis and is not a required part of the basic financial statements, but is supplementary information required by the National Association of Insurance Commissioners. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and in our opinion is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.


                                              Coopers & Lybrand LLP

Washington, D.C.
February 24, 1998

ACACIA NATIONAL LIFE INSURANCE COMPANY
Statements of Financial Condition (Statutory Basis)


                                                                           December 31,
                                                                  1997                 1996
                                                            ----------------      ---------------
                                                                           (In thousands)

ASSETS
Debt securities                                             $     570,348         $      596,394
Equity securities                                                   2,373                  2,405
Mortgage loans                                                      5,031                     47
Policy loans                                                        8,100                  8,091
Cash and cash equivalents                                          13,090                 16,246
Accrued investment income                                           9,992                 10,520
Separate account assets                                            31,095                  6,433
Other assets                                                        2,820                  2,671
                                                            ---------------       ----------------
                                      Total Assets          $     642,849         $      642,807
                                                            ===============        ===============

LIABILITIES
Insurance and annuity reserves                              $     508,884         $      539,065
Deposit administration contracts and other
  deposit reserves                                                 26,459                 25,659
Other policyowner funds                                            28,666                 19,633
Policy claims                                                       3,143                  2,821
Interest maintenance reserve                                        2,587                  2,230
Asset valuation reserve                                             5,188                  5,712
Separate account liabilities                                       31,095                  6,433
Other liabilities                                                   4,321                 11,613
                                                            ---------------        ---------------
                                 Total Liabilities                610,343                613,166

CAPITAL AND SURPLUS
Preferred stock, 8% non-voting, non-cumulative, $1,000 par value,
  10,000 shares authorized; 6,000 shares issued and outstanding     6,000                  6,000
Common stock, $170 par value; 15,000 shares authorized
  issued and oustanding                                             2,550                  2,550
Gross paid-in surplus                                              13,450                 13,450
Surplus                                                            10,506                  7,641
                                                            ---------------       ----------------
                         Total Capital and Surplus                 32,506                 29,641
                                                            ---------------       ----------------
         Total Liabilities and Capital and Surplus          $     642,849         $      642,807
                                                            ===============       ================


See notes to financial statements.

ACACIA NATIONAL LIFE INSURANCE COMPANY
Statements of Operations and Changes in Capital and Surplus (Statutory Basis)


                                                                        For the Years Ended
                                                                            December 31,
                                                                 1997                    1996
                                                            -------------           ------------
                                                                        (In thousands)
INCOME
Premiums and annuity considerations                          $    59,646              $   42,444
Net investment income                                             47,774                  45,701
Supplementary contracts                                           16,809                  12,589
Other income                                                       1,042                   3,845
                                                              ------------             -----------
                                                                 125,271                 104,579
BENEFITS AND EXPENSES
Benefits for policyholders and beneficiaries:
  Benefit payments, surrenders, and withdrawals                  108,148                 114,085
  Decrease in insurance and annuity reserves                     (21,269)                (24,741)
  Increase in deposit administration funds                           800                     977
                                                              ------------             -----------
                                                                  87,679                  90,321
Commissions to managing directors
  and account managers                                             5,202                   3,146
Net transfers to separate accounts                                20,387                    ---
Operating expenses allocated from Acacia Life                     12,724                  13,539
Other operating expenses and taxes                                 1,247                     162
                                                              ------------              ----------
                                                                 127,239                 107,168
                                                              ------------              ----------
      Net (Loss) Gain from Operations Before Federal
            Income Taxes and Realized Capital Losses              (1,968)                 (2,589)

Federal income tax benefit (expense)                               2,511                    (642)
                                                              ------------              ----------
              Net Gain (Loss) from Operations Before
                     Realized Capital Gains (Losses)                 543                  (3,231)

REALIZED CAPITAL Gains (LOSSES)
Net realized capital gains                                         1,183                     339
Capital gains taxes                                                 (521)                   (335)
Transferred to interest maintenance reserve                         (516)                   (224)
                                                              ------------              ----------
                 Net Realized Capital Gains (Losses)                 146                    (220)
                                                               ------------             -----------
                                  Net Income (Loss)                  689                  (3,451)

Capital and surplus, beginning of year                            29,641                  26,775
Issuance of preferred stock                                         ---                    6,000
Contribution of gross paid-in surplus                               ---                    6,000
Change in valuation basis of reserves                               (119)                   ---
Change in asset valuation reserve                                    524                  (1,068)
Change in net unrealized capital gains                               495                     323
Change in non-admitted assets                                      1,276                  (4,938)
                                                               -----------             -----------
                    Capital and Surplus, End of Year           $  32,506               $  29,641
                                                               ===========             ===========

See notes to financial statements.

ACACIA NATIONAL LIFE INSURANCE COMPANY
Statements of Cash Flow (Statutory Basis)


                                                                    For the Years Ended
                                                                        December 31,
                                                                    1997             1996
                                                                 ----------       ----------
OPERATING ACTIVITIES                                                    (In thousands)


Premiums and annuity considerations                            $    59,646      $    42,453
Other premiums, considerations and deposits                         16,809           12,589
Net investment income received                                      47,368           43,220
Cash and short-term investments received from
  execution of assumption reinsurance agreement                       ---            52,671
Annuity and other fund deposits                                      2,167            4,069
Benefits paid to policyholders                                     (10,980)         (10,092)
Commissions and other expenses paid                                (20,698)         (16,601)
Surrender benefits and other fund withdrawals paid                 (96,822)        (103,994)
Net transfers to separate accounts                                 (22,815)             ---
Federal and state income tax paid                                   (1,093)             (41)
                                                              -------------      ------------
   Net Cash (Used In) Provided By Operating Activities             (26,418)          24,274

INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid:
  Bonds                                                             68,392           52,368
  Equities                                                             756              191
  Mortgage loans                                                        16              ---
  Partnership and other interests                                      240              ---
Cost of investments acquired:
  Bonds                                                            (40,619)         (92,269)
  Mortgage loans                                                    (5,000)             ---
  Partnership and other interests                                   (1,158)            (435)
Net change in policy loans and premium notes                            (9)             210
                                                              --------------     -----------
   Net Cash Provided By (Used In) Investing Activities              22,618          (39,935)

FINANCING ACTIVITIES
Cash provided:
  Issuance of preferred stock                                          ---             6,000
  Capital contribution                                                 ---             6,000
  Other provisions (applications)                                       644              (80)
                                                               ------------      ------------
   Net Cash Provided By Financing Activities                            644           11,920

       Decrease in Cash and Cash Equivalents                         (3,156)          (3,741)

   Cash and Cash Equivalents, Beginning of Year                      16,246           19,987
                                                                -----------      -----------
       Cash and Cash Equivalents, End of Year                   $    13,090      $    16,246
                                                                ===========      ===========

NON-CASH TRANSACTIONS:

Non-cash items received from execution of assumption
  reinsurance agreement:
    Investment in bonds                                               ---            $68,429
    Policy loans                                                      ---             $1,600
    Annuity reserve liabilities                                       ---            $127,851


See notes to financial statements

ACACIA NATIONAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 1997 and 1996

NOTE 1 - ORGANIZATION AND DESCRIPTION OF OPERATIONS

Acacia National Life Insurance Company (the Company) is a wholly-owned subsidiary of Acacia Life Insurance Company (Acacia Life), known prior to June 30, 1997 as Acacia Mutual Life Insurance Company. Acacia Life is a wholly-owned subsidiary of Acacia Financial Group, Ltd (AFG) which is wholly owned by Acacia Mutual Holding Corporation (AMHC). AMHC and AFG were formed in 1997 pursuant to a plan of reorganization whereby Acacia Life became a stock life insurance company. AMHC and its wholly-owned subsidiaries are collectively known as The Acacia Group (the Group). Other members of the Group include Acacia Financial Corporation and its subsidiaries, Acacia Federal Savings Bank, Calvert Group, Ltd. and The Advisors Group, Inc.

The Company underwrites and markets deferred and immediate annuities and life insurance products within the United States and is licensed to operate in 46 states and the District of Columbia. On December 1, 1995 and September 9, 1996, respectively, operations began for the Acacia National Variable Life Insurance Separate Account I and Acacia National Variable Annuity Separate Account II which are separate investment accounts within the Company.

NOTE 2 - SIGNIFICANT ACCOUNTING PRACTICES

The Company, domiciled in Virginia, prepares its statutory financial statements in accordance with statutory accounting practices (SAP) prescribed or permitted by the Bureau of Insurance, State Corporation Commission of the Commonwealth of Virginia. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. Such practices vary, in some respects, from generally accepted accounting principles (GAAP). The significant statutory basis accounting practices followed by the Company are described below.

The preparation of the financial statements in conformity with statutory accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

In general, the SAP basis of accounting varies in certain respects from GAAP in that:

o Acquisition costs incurred at policy issuance, such as commissions and other costs in connection with acquiring new business, are charged to expense in the year in which they are incurred, rather than being deferred and amortized over the periods benefited.

o Certain assets designated as "non-admitted' are excluded from the balance sheets by a direct charge to unassigned surplus.

o The asset valuation reserve and interest maintenance reserve are not recorded for GAAP purposes.

o Federal income taxes are computed in accordance with those sections of the Internal Revenue Code applicable to life insurance companies and are based solely on currently taxable income. Under GAAP, the recognition of deferred tax liabilities and assets is required for the expected future tax consequences of temporary differences between the carrying amounts for financial statements purposes and the tax basis of other assets and liabilities.

o The liability for policy reserves is based on statutory assumptions for interest and mortality without considerations of withdrawals, rather than assumptions for interest, mortality and withdrawals based on actual experience.

o Premiums for universal life, single premium non-life contingent immediate annuity and single premium deferred annuity contracts are reported as premium income or fund deposits rather than additions to liabilities.

o Reinsurance ceded to other companies is reported on a net basis for premium revenue, benefits and underwriting, acquisition and insurance expenses, and policy reserves and accruals. Under GAAP, policy reserves and claim liabilities ceded are reported separately in the balance sheet as a reinsurance recoverable asset.

o Debt securities are generally carried at amortized costs, whereas, under GAAP, investments in debt securities are stated at amortized cost or current market values depending on the classification pursuant to FASB Statement No. 115, Accounting for Certain Investments in Debt and Equity Securities. Any difference between cost and current market values of debt securities classified as available-for-sale, net of deferred income taxes or benefit and related deferred acquisition cost effects, is reported as a separate component in GAAP shareholder's equity and does not affect net income.

The impact of the differences between SAP and GAAP basis reporting on Net Income and Capital and Surplus is as follows:


($ in thousands)
                                                   1997                       1996
                                                   ----                       ----
                                            Net          Capital          Net        Capital
                                          Income       And Surplus      Income     And Surplus
                                          ------       -----------      ------     -----------


As reported under SAP:                    $   689        $32,506        $(3,451)      $29,641
Adjustments:
  Deferred policy acquisition costs          (66)         53,937           (663)       62,324
  AVR and IMR                                 357          7,775             17         7,942
  Deferred Federal income taxes           (2,372)        (19,561)          (307)      (15,244)
  Net policyholder liabilities                731         (9,813)         5,287       (10,664)
  Investments                                 ---         22,521            ---         9,135
  Other                                     1,289           (456)           444          (467)
                                            -----       ----------      --------     ---------
Amounts under GAAP                        $   628        $86,909        $ 1,327       $82,667
                                            =======      =======        =======       =======

Valuation of Assets

Debt and equity securities are valued in accordance with rules prescribed by the NAIC. Debt securities are generally stated at amortized cost, preferred stocks at cost and common stocks at market value. Collateralized mortgage obligations are valued using the prospective method and currently anticipated prepayment assumptions, based on data from current actual experience. Mortgage loans and policy loans are recorded at their unpaid balance. Discount or premium on debt securities is amortized using the interest method. Unrealized capital gains and losses are reflected directly in surplus and are not included in net income. Realized gains and losses are determined on a first-in, first-out basis and are presented in the statements of operations, net of taxes and excluding amounts transferred to the Interest Maintenance Reserve.

As  prescribed by the NAIC,  the Company  maintains an Asset  Valuation  Reserve
(AVR). The AVR is computed in accordance with a prescribed formula. The purpose of the AVR is to stabilize surplus against fluctuations in the value of stocks and credit-related declines in the value of bonds, mortgage loans and other invested assets. Changes to the AVR are charged or credited directly to surplus.

As also prescribed by the NAIC, the Company maintains an Interest Maintenance Reserve, which represents the net accumulated unamortized realized capital gains and losses attributable to changes in the general level of interest rates on sales of fixed income investments, principally bonds and mortgage loans. Such gains or losses are amortized into income using schedules prescribed by the NAIC over the remaining period to expected maturity of the individual securities sold.

Cash Equivalents

The Company considers overnight repurchase agreements, money market funds and short-term investments with original maturities of less than three months at the time of acquisition to be cash equivalents. Cash equivalents are carried at cost.

Separate Accounts

Separate Accounts are assets and liabilities associated with certain life insurance and annuity contracts, for which the investment risk lies solely with the holder of the contract rather than the Company. Consequently, the insurer's liability for these Separate Accounts equals the value of the Separate Account assets. Investment income and realized gains (losses) related to Separate Accounts are excluded from the statements of operations and cash flows. Assets held in Separate Accounts are primarily shares in mutual funds, which are carried at fair value, based on the quoted net asset value per share.

Non-Admitted Assets

Certain assets, primarily goodwill, are designated as "non-admitted" under SAP. The cost of these assets is charged directly to surplus. Non-admitted balances totaled $3,662,000 and $4,938,000 at December 31, 1997 and 1996, respectively.

Policy Reserves

Life policy reserves are computed by using the Commissioners Reserve Valuation Method and the Commissioners Standard Ordinary Mortality table. Annuity reserves are calculated using the Commissioners Annuity Reserve Valuation Method and the maximum valuation interest rate; for annuities with life contingencies, the prescribed valuation mortality table is used. Policy claims in process of settlement include provision for reported claims and claims incurred but not reported. The valuation rates for fixed immediate and deferred annuities range between 6.0% and 11.25% as of December 31, 1997.

Federal Income Taxes

The Company files a consolidated tax return with the Group. Under statutory accounting practices, no provision is made for deferred federal income taxes related to temporary differences between statutory and taxable income. Such temporary differences arise primarily from Internal Revenue Code requirements regarding the capitalization and amortization of deferred policy acquisition costs, calculation of life insurance reserves and recognition of realized gains or losses on sales of debt securities.

Premiums and Related Expense

Premiums are recognized as income over the premium paying period of the policies. Annuity considerations and fund deposits are included in revenue as received. Commissions and other policy acquisition costs are expensed as incurred.

Reinsurance

The Company cedes reinsurance to provide for greater diversification of business, additional capacity for growth as well as a way for management to control exposure to potential losses arising from large risks. A significant portion of reinsurance is ceded to Acacia Life.

The excess of the amount of liabilities assumed over the amount of assets received upon execution of an assumption reinsurance agreement is recorded as goodwill, a non-admitted asset, and charged directly to surplus. Goodwill is being amortized over a period of ten years using the interest method.

Reclassifications

Certain reclassifications of 1996 amounts were made to conform with the 1997 financial statement presentation.

NOTE 3 - INVESTMENTS AND OTHER FINANCIAL INSTRUMENTS

Fair Values of Financial Instruments


($ in thousands)
                                            December 31, 1997         December 31, 1996
                                            -----------------         -----------------
                                           Carrying     Fair         Carrying      Fair
                                            Amount      Value         Amount      Value
                                           ---------   -------        --------   -------

Financial Assets:
  Debt securities                         $570,348     $610,928       $596,394    $620,368
  Equity securities                          2,373        2,713          2,405       2,773
  Mortgage loans                             5,031        5,084             47          50
  Cash and cash equivalents                 13,090       13,090         16,246      16,246
Financial Liabilities:
  Investment-type insurance
         contracts                        $407,643     $475,678       $440,645    $512,452



The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Investment securities: Fair values for fixed maturity securities (including redeemable preferred stocks and mortgage backed securities) are based on quoted market prices, where available. For fixed maturity securities not actively traded and for private placements, fair values are estimated using values obtained from independent pricing services. The fair values for equity securities are based on quoted market prices.

Mortgage loans: The fair values for mortgage loans are estimated using discounted cash flow analysis, based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

Cash and cash equivalents: The carrying amount approximates fair values because of the short maturity of these instruments.

Policy loans: Policy loans are an integral component of insurance contracts and have no maturity dates. Future cash flows are uncertain and difficult to predict. Therefore, management has concluded that it is not practical to estimate their fair value.

Investment contracts: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. The carrying values for the deposit administration contracts and supplementary contracts without life contingencies approximate their fair values.

Investments

Major categories of investment income for the years ended December 31 are summarized as follows:



($ in thousands)
                                                        1997         1996
                                                   ---------      --------

Fixed maturity securities                          $ 47,086        $ 44,932
Common stock                                            ---              54
Preferred stock                                          60              81
Mortgage loans                                          110               4
Policy loans                                            502             436
Other                                                 1,001           1,544
                                                  ---------          --------
  Gross investment income                            48,759          47,051
Investment expenses                                  (1,143)         (1,558)
Interest maintenance reserve amortization               158             208
                                                  ---------        ----------
  Net investment income                            $ 47,774        $ 45,701
                                                  =========        ==========


Realized gains (losses) on investments for the years ended December 31 are summarized as follows:


($ in thousands)
                                                           1997         1996
                                                        --------       ------

Available for sale fixed maturity securities
    Gross realized gains                                   963           355
    Gross realized losses                                  (11)          (16)
Equity securities
    Gross realized gains                                   230            --
    Gross realized losses                                   --            --
Other invested assets                                        1            --
                                                       -------        -------
                                                       $ 1,183        $   339
                                                       =======        =======


The statement values and estimated fair values of the Company's investments in debt securities are as follows:


($ in thousands)                                                   Gross            Gross
                                                Statement        Unrealized       Unrealized          Fair
                                                   Value            Gains           Losses            Value
                                                 ---------       -----------      -----------       ---------
At December 31, 1997

U.S. government and agencies                    $ 87,514            $ 8,228       $      --          $  95,742
Other government                                  30,943                856              (73)           31,726
Mortgaged backed securities                      150,831              5,592             (402)          156,021
Corporate                                        301,060             26,994             (615)          327,439
                                                --------            -------            ------         --------
                                                $570,348            $41,670          $(1,090)         $610,928
                                                ========            =======          ========         ========
At December 31, 1996

U.S. government and agencies                    $117,448           $  7,161          $   (28)         $124,581
Other government                                   3,300                 23             ---              3,323
Mortgaged backed securities                      153,001              2,641           (1,627)          154,015
Corporate                                        322,645             17,503           (1,699)          338,449
                                                --------            -------          --------         --------
                                                $596,394            $27,328          $(3,354)         $620,368
                                                ========            =======          ========         ========


The amortized cost and estimated fair value of debt securities, by contractual maturity at December 31, 1997 are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.


($ in thousands)
                                         Statement            Fair
                                           Value              Value
                                         ---------          ---------

Maturities in 1998                       $ 16,980           $ 17,243
In 1999 to 2002                           121,926            130,953
In 2003 to 2007                           153,737            163,299
After 2007                                126,874            143,412
Mortgaged-backed securities               150,831            156,021
                                         --------           --------
                                         $570,348           $610,928
                                         ========           ========


Investment Portfolio Credit Risk

The Company's bond investment portfolio is predominately comprised of investment grade securities. At December 31, 1997 and 1996, approximately $3.9 million and $2.7 million, respectively, in debt security investments (0.7% and 0.5%, respectively, of the total debt security portfolio) are considered "below investment grade." Securities are classified as "below investment grade" by utilizing rating criteria established by the NAIC.

NOTE 4 - REINSURANCE

The Company reinsures all life insurance risks over its retention limit of $10 thousand per policy under yearly renewable term insurance agreements with Acacia Life and several other non-affiliated companies. The Company remains obligated for amounts ceded in the event that reinsurers do not meet their obligations. Since the reinsurance treaties are of such a nature as to pass economic risk to the reinsurer, appropriate reductions are made from income, claims, expense and liability items in accounting for the reinsurance ceded.

Premiums and benefits have been reduced by amounts reinsured as follows (in thousands):



                                                       Year ended December 31,
                                                         1997            1996
                                                        ------           -----

Premiums ceded:
  Acacia Life                                             $3,384         $3,559
  Others                                                     533            540
                                                         -------         ------
Total premium ceded                                       $3,917         $4,099
                                                          ======         ======

Death benefits reimbursed:
  Acacia Life                                             $2,989         $3,380
  Other                                                      277          1,841
                                                         -------         ------
Total benefits reimbursed                                 $3,236         $5,221
                                                          ======         ======

Amounts recoverable on paid and unpaid losses:
  Acacia Life                                               $643           $424
  Other                                                     ---              24
                                                         -------            ---
Total amounts recoverable on paid
    and unpaid losses                                       $643           $448
                                                            ====           ====

Policy reserves ceded:
  Acacia Life                                             $1,897         $3,238
  Others                                                     350            379
                                                         -------         ------
Total policy reserves ceded                               $2,247         $3,617
                                                          ======         ======

Life insurance in force ceded:
  Acacia Life                                         $1,206,052    $   926,529
  Others                                                  90,471         74,550
                                                     -----------     ----------
Total life insurance in force ceded                   $1,296,523     $1,001,079
                                                      ==========     ==========


During 1997, the Company terminated a reinsurance agreement whereby disability benefits were ceded to Acacia Life. Termination of the agreement resulted in net expense to the Company of $372,000.

Assumption Reinsurance Agreement

Effective May 31, 1996 under an assumption reinsurance agreement, the Company assumed certain assets and liabilities relating to annuities previously underwritten by the National American Life Insurance Company (NALICO), which had been in rehabilitation. Under the agreement, the Company assumed fixed annuity policies with statutory liabilities of $127.9 million. The Company received from NALICO assets with a fair value of approximately $122.7, consisting principally of investment grade bonds and short-term investments. The difference between assets acquired and liabilities assumed of $5.2 million was capitalized as goodwill and treated as a non-admitted asset. Based on adjustments in 1997, additional assets of $0.4 million were received and reduced the goodwill. Approximately $1.1 million was amortized through operations during 1997 as an offset to miscellaneous income. At December 31, 1997, the balance of goodwill was $3.7 million.

NOTE 5 - ANNUITY RESERVES AND DEPOSIT LIABILITIES

Annuity  reserves  and  deposit   liabilities  have  the  following   withdrawal
characteristics:


($ in thousands)
                                                                   December 31,
                                                               1997                  1996
                                                           ----------         --------------
Subject to discretionary withdrawal with adjust-
  ment, at book value less surrender charge             228,262    46%         $362,603   72%

Subject to discretionary withdrawal without adjust-
  ment, at book value (minimal or no charge)            226,606    45           107,453   21

Not subject to discretionary withdrawal provision        46,550     9            32,205    7
                                                       --------   ----           ------   --

Total annuity actuarial reserves and deposit
  fund liabilities                                     $501,418   100%           $502,261  100%
                                                       ========   ===            ========  ====


NOTE 6 - FEDERAL INCOME TAXES

Under a tax sharing agreement between the Company and other members of the Group, Acacia Life reimburses or receives from the Company an amount representing the taxes that would have been paid or refunded had the Company filed a separate income tax return.

Under the statutes in effect before the Deficit Reduction Act of 1984, a portion of "net income" was not subject to current income taxation for stock life insurance companies, but was accumulated for tax purposes in a memorandum tax account. The 1984 Act prohibited any additions to the memorandum tax account after 1983. The balance in this account for the Company was $6.6 million at December 31, 1997 and 1996. In the event that either cash distributions from the Company to Acacia Life or the balance in the memorandum tax account exceeds certain stated minimums, such amounts distributed would become subject to federal income taxes at rates then in effect.

NOTE 7 - OTHER RELATED PARTY TRANSACTIONS

The Company has entered into an agreement whereby Acacia Life provides such services and facilities as are necessary for the operation of the Company. Net amounts payable to Acacia Life at December 31, 1997 and 1996 are $1.5 million and $5.5 million, respectively, and are included in other liabilities.

During 1997, the Company purchased participations of $5 million in two commercial mortgage loans from Acacia Life. The participations were purchased at the unpaid principal balance.

NOTE 8 - CONTINGENT LIABILITIES

The Company is involved in various lawsuits that have arisen in the ordinary course of business. Management believes that its defenses are meritorious and the eventual outcome of these lawsuits will not have a material effect on the Company's financial position.

The Company is also subject to insurance guaranty laws in the states in which it does business. Periodically, the Company is assessed by various state guaranty funds as part of those funds' activities to collect funds from solvent insurance companies to cover certain losses to policyholders that resulted from the insolvency or rehabilitation of other insurance companies. The Company has established an estimated liability for guaranty fund assessments for those insolvencies or rehabilitations that have actually occurred prior to the balance sheet date. For those payments made which are expected to offset future premium taxes, an asset has been recorded. Because of the many uncertainties regarding the amounts that will be assessed against the Company, the ultimate assessments may vary from the estimated liability included in the accompanying financial statements. Expected premium tax offsets, net of the estimated liability for future assessments, at December 31, 1997 and 1996 were $359,000 and $736,000, respectively.

NOTE 9 - CAPITAL AND DIVIDEND RESTRICTIONS

The maximum amount of annual dividends and other distributions which may be remitted by the Company to its shareholder without prior approval of the appropriate state insurance commissioner is subject to restrictions relating to statutory capital and surplus and statutory gains from operations. The maximum dividend payout which may be made in 1998 without prior approval is $ 688,503.

Regulatory risk-based capital rules require a specified level of capital depending on the types and quality of investments held, the types of business written and the types of liabilities maintained. Depending on the ratio of an insurer's adjusted surplus to its risk-based capital, the insurer could be subject to various regulatory actions ranging from increased scrutiny to conservatorship. The Company's risk-based capital ratios for 1997 and 1996 are significantly above the regulatory action levels.

NOTE 10 - CAPITAL AND SURPLUS

During 1996, the Company received a $6 million capital contribution from Acacia Life and also issued to Acacia Life $6 million of 8% non-voting, non-cumulative preferred stock at par.

During 1997, the Company changed the valuation interest rates for certain supplementary contracts, resulting in an increase in the liability of approximately $700,000. Based on an agreement with the Bureau of Insurance, the increase is being recognized evenly over three years, with $119,000 charged directly against surplus and the remainder charged through operations.

ACACIA NATIONAL LIFE INSURANCE COMPANY

Annual Statement for the Year Ended December 31, 1997
Supplemental Schedule of Selected Financial Data (In Thousands)


Investment Income Earned


    Government bonds                                                                $6,863
    Other bonds (unaffiliated)                                                      40,223
    Bonds of Affiliates                                                                ---
    Preferred stocks (unaffiliated)                                                     60
    Preferred stocks of affiliates                                                     ---
    Common stocks (unaffiliated)                                                       ---
    Common stocks of affiliates                                                        ---
    Mortgage loans                                                                     110
    Real estate                                                                        ---
    Premium notes, policy loans and liens                                              502
    Collateral loans                                                                   ---
    Cash on hand and on deposit                                                        ---
    Short-term investments                                                             896
    Other invested assets                                                              105
    Derivative instruments                                                             ---
    Aggregate write-ins for investment income                                          ---
                                                                                ----------
    Gross investment income                                                        $48,759
                                                                                ==========

Real Estate Owned - Book Value less Encumbrances                                       ---
                                                                                ==========

Mortgage Loans - Book Value:
    Farm mortgages                                                                     ---
    Residential mortgages                                                              $46
    Commercial mortgages                                                             4,985
                                                                                ----------
    Total mortgage loans                                                            $5,031
                                                                                ==========

Mortgage Loans By Standing - Book Value:
    Good standing                                                                   $5,031
                                                                                ==========
    Good standing with restructured terms                                              ---
                                                                                ==========
    Interest overdue more than three months,  not in foreclosure                       ---
                                                                                ==========
    Foreclosure in process                                                             ---
                                                                                ==========

Other Long Term Assets - Statement Value                                              $699
                                                                                ==========

Collateral Loans                                                                       ---
                                                                                ==========

Bonds and Stocks of Parents, Subsidiaries and Affiliates - Book Value:
    Bonds                                                                              ---
                                                                                ==========
    Preferred stocks                                                                   ---
                                                                                ==========
    Common stocks                                                                      ---
                                                                                ==========




ACACIA NATIONAL LIFE INSURANCE COMPANY

Annual Statement for the Year Ended December 31, 1997
Supplemental Schedule of Selected Financial Data (In Thousands)


Bonds and Short-term Investments by Class and Maturity:

Bonds and Short-term Investments by Maturity - Statement  Value


     Due within one year                                                           $42,315
     Over 1 year through 5 years                                                   162,771
     Over 5 years  through 10 years                                                206,802
     Over 10 years  through 20 years                                                99,753
     Over 20 years                                                                  69,582
                                                                                ----------
     Total by Maturity                                                            $581,223
                                                                                ==========

Bonds and Short-term Investments by Class - Statement Value
     Class 1                                                                      $341,820
     Class 2                                                                       212,120
     Class 3                                                                        23,348
     Class 4                                                                         1,980
     Class 5                                                                         1,955
     Class 6                                                                           ---
                                                                                ----------
     Total by Class                                                               $581,223
                                                                                ==========

Total Bonds and Short-term Investments Publicly Traded                            $551,865
                                                                                ==========
Total Bonds and Short-term Investments Privately Placed                            $29,358
                                                                                ==========
Preferred Stocks - Statement Value                                                    $546
                                                                                ==========
Common Stocks - Market Value                                                        $1,827
                                                                                ==========
Short-term Investments - Book Value                                                $10,875
                                                                                ==========
Financial Options Owned - Statement Value                                              ---
                                                                                ==========
Financial Options Written and In-force - Statement Value                               ---
                                                                                ==========
Financial Futures Contracts Open - Current Price                                       ---
                                                                                ==========
Cash on Deposit                                                                     $2,215
                                                                                ==========

Life Insurance In Force:
     Industrial                                                                        ---
                                                                                ==========
     Ordinary                                                                   $1,463,791
                                                                                ==========
     Credit Life                                                                       ---
                                                                                ==========
     Group Life                                                                        ---
                                                                                ==========

Amount of Accidental Death Insurance in Force Under Ordinary Policies             $103,610
                                                                                ==========

Life Insurance Policies with Disability Provisions in Force
     Industrial                                                                        ---
                                                                                ==========
     Ordinary                                                                         $587
                                                                                ==========
     Credit Life                                                                       ---
                                                                                ==========
     Group Life                                                                        ---
                                                                                ==========

ACACIA NATIONAL LIFE INSURANCE COMPANY

Annual Statement for the Year Ended December 31, 1997
Supplemental Schedule of Selected Financial Data (In Thousands)


Supplementary Contracts In Force:

     Ordinary - Not Involving Life Contingencies
     Amount on Deposit                                                              $3,412
                                                                                ==========
     Income Payable                                                                $25,492
                                                                                ==========
Ordinary - Involving Life Contingencies
     Income Payable                                                                 $9,975
                                                                                ==========
Group - Not Involving Life Contingencies
     Amount on Deposit                                                                 ---
     Income Payable                                                                    ---
                                                                                ===========
Group - Involving Life Contingencies
     Income Payable                                                                    ---
                                                                                ===========
Annuities   Ordinary
     Immediate - Amount of Income Payable                                           $3,119
                                                                                ==========
     Deferred - Fully Paid - Account Balance                                      $388,585
                                                                                ==========
     Deferred - Not Fully Paid - Account Balance                                   $49,131
                                                                                ==========
Annuities   Group
     Amount of Income Payable                                                          $18
                                                                                ==========
     Fully Paid - Account Balance                                                      ---
                                                                                ==========
     Not Fully Paid - Account Balance                                                 $300
                                                                                ==========
Accident and Health Insurance - Premium In Force:
     Ordinary                                                                          ---
                                                                                ==========
     Group                                                                             ---
                                                                                ==========
     Credit                                                                            ---
                                                                                ==========

Deposit Funds and Dividend Accumulations:
     Deposits Funds - Account Balance                                              $26,459
                                                                                ==========
     Dividend Accumulations - Account Balance                                          ---
                                                                                ==========
Claim Payments - Year Ended December 31, 1997:
     Group Accident and Health
     1997                                                                              ---
                                                                                ==========
     1996                                                                              ---
                                                                                ==========
     1995                                                                              ---
                                                                                ==========

     Other Accident and Health
     1997                                                                              ---
                                                                                ==========
     1996                                                                              ---
                                                                                ==========
     1995                                                                              ---
                                                                                ==========

     Other Coverage that use developmental methods to calculate claims reserves
     1997                                                                              ---
                                                                                ==========
     1996                                                                              ---
                                                                                ==========
     1995                                                                              ---
                                                                                ==========
